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                          AGREEMENT AND PLAN OF MERGER

                                      AMONG

                          FAIRFIELD COMMUNITIES, INC.,

                             FC OCEAN RANCH , INC.,

                                JAMES E. LAMBERT,

                                JAMES R. LAMBERT,

                                 DANIEL LAMBERT

                                       AND

                          OCEAN RANCH DEVELOPMENT, INC.

                          DATED AS OF DECEMBER 10, 1997


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


                                TABLE OF CONTENTS
                                                                           PAGE

ARTICLE I
         THE MERGER.........................................................1
         1.1  The Merger....................................................1
         1.2  Closing.......................................................1
         1.3  Effective Time................................................2
         1.4  Effect of the Merger..........................................2
         1.5  Articles of Incorporation.....................................2
         1.6  Bylaws........................................................2
         1.7  Directors.....................................................2
         1.8  Officers......................................................2

ARTICLE II
         EFFECTS OF THE MERGER ON THE CAPITAL STOCK OF THE
         CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES.................2
         2.1  Effect on Capital Stock.......................................2
         2.2  Surrender and Payment for Shares..............................3
         2.3  Transfer of Shares After the Effective Time...................3

ARTICLE III
         REPRESENTATIONS AND WARRANTIES.....................................4
         3.1  Representations and Warranties of Fairfield and Merger Sub....4
         3.2  Representations and Warranties of Shareholders
              and Ocean Ranch...............................................4
         3.3  Additional Representation of Shareholders.....................11

ARTICLE IV
         COVENANTS RELATING TO CONDUCT OF BUSINESS..........................11
         4.1  No Solicitation...............................................11
         4.2  Conduct of Business Prior to Effective Time...................11
         4.3  Access to Information.........................................13
         4.4  Investigation by Fairfield....................................13
         4.5  Inspection....................................................13
         4.6  Regulatory Compliance.........................................13
         4.7  Covenants of Fairfield........................................13

ARTICLE V
         ADDITIONAL AGREEMENTS..............................................14
         5.1  Confidentiality...............................................14
         5.2  Indemnification of Shareholders...............................14
         5.3  Indemnification of Fairfield..................................14
         5.4  Procedures for Indemnity......................................14
         5.5  Exclusivity Of Indemnification For Contractual Breaches.......16
         5.6  Reasonable Efforts............................................16

         5.7  Expenses and Fees.............................................16
         5.8  Consents......................................................16
         5.9  Repayment of PPM Loan; Release of Claims......................16
         5.10  Delivery of Information......................................16
         5.11  Tax Matters..................................................17

ARTICLE VI
         CONDITIONS PRECEDENT; CLOSING......................................20
         6.1  Conditions to Each Party's Obligation to Effect the Merger....20
         6.2  Conditions to Obligations of Ocean Ranch and Shareholders.....21
         6.3  Conditions to Obligations of Fairfield and Merger Sub.........21
         6.4  Frustration of Closing Conditions.............................22
         6.5  Closing Documents and Procedures..............................22

ARTICLE VII
         TERMINATION, AMENDMENT AND WAIVER..................................24
         7.1  Termination...................................................24
         7.2  Effect of Termination.........................................24
         7.3  Amendment.....................................................25
         7.4  Extension; Waiver.............................................25

ARTICLE VIII
         GENERAL PROVISIONS.................................................25
         8.1  Survival of Representations and Warranties....................25
         8.2  Notices.......................................................25
         8.3  Definitions...................................................27
         8.4  Interpretation................................................28
         8.5  Counterparts..................................................28
         8.6  Entire Agreement; No Third-party Beneficiaries................29
         8.7  Governing Law.................................................29
         8.8   Assignment...................................................29
         8.9  Enforcement...................................................29

     AGREEMENT  AND  PLAN  OF  MERGER  dated  as  of  December 10,   1997  (this
"Agreement"), among FAIRFIELD COMMUNITIES, INC., a Delaware corporation ("Fairfield"), FC Ocean Ranch, Inc., a Florida corporation and a wholly owned subsidiary of Fairfield ("Merger Sub"), JAMES E. LAMBERT, JAMES R. LAMBERT, DANIEL LAMBERT and OCEAN RANCH DEVELOPMENT, INC., a Florida corporation ("Ocean Ranch").

     WHEREAS, the respective Boards of Directors of Fairfield, Merger Sub and Ocean Ranch each have determined that it is in the best interests of their respective stockholders for Merger Sub to merge with and into Ocean Ranch (the "Merger"), upon the terms and subject to the conditions set forth in this Agreement;

     WHEREAS,   James E.   Lambert,   James  R.   Lambert  and  Daniel   Lambert
(collectively, the "Shareholders" and each a "Shareholder") hold all of the outstanding capital stock of Ocean Ranch;

     WHEREAS, the respective Boards of Directors of Fairfield, Merger Sub and Ocean Ranch have each determined that the Merger and the other transactions contemplated under this Agreement are consistent with, and in furtherance of, their respective business strategies and goals; and

     WHEREAS, Fairfield, Merger Sub, Shareholders and Ocean Ranch desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated by this Agreement and also to prescribe various conditions to the Merger.

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties hereto agree as follows:


                               ARTICLE I
                               THE MERGER

     I.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Florida Business Corporation Act (the "FBCA"), Merger Sub shall be merged with and into Ocean Ranch at the Effective
Time (as hereinafter defined). Following the Merger, the separate corporate existence of Merger Sub will cease and Ocean Ranch will continue as the surviving corporation (the "Surviving Corporation") and will succeed to and assume all the rights and obligations of Merger Sub in accordance with the FBCA.

     I.2 Closing. The closing of the Merger (the "Closing") will take place at 10:00 a.m. on the date that is two business days after the expiration of the Inspection Period (the "Closing Date"), at the offices of Jones, Day, Reavis & Pogue, 2300 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201, unless another date, time or place is agreed to in writing by all of the parties hereto.

     I.3 Effective Time. Subject to the provisions of this Agreement, as soon as practicable on or after the Closing Date the parties shall deliver Articles of Merger (the "Articles of Merger") executed in accordance with the relevant provisions of the FBCA to the Florida Department of State for filing as required under the FBCA and shall make all other filings or recordings required under the FBCA. The Merger shall become effective at such time (the "Effective Time") as the Articles of Merger have been accepted for filing by the Florida Department of State (or such later time as stated in the Articles of Merger and permitted by the Florida Department of State), which will be the Closing Date or as soon as practicable thereafter.

     I.4 Effect of the  Merger.  The Merger  shall have the effects set forth in
Section 607.1106 of the FBCA.

     I.5 Articles of Incorporation. Articles of incorporation of Ocean Ranch shall be amended to read in their entirety as set forth in Exhibit A attached hereto and shall be the articles of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

     I.6 Bylaws. The bylaws of Ocean Ranch shall be amended to read in their entirety as set forth in Exhibit B and shall be the bylaws of the Surviving Corporation following the Merger until thereafter changed or amended as provided therein or by applicable law.

     I.7 Directors. The directors of Merger Sub at the Effective Time shall be the directors of the Surviving Corporation following the Merger, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

     I.8 Officers. The officers of Merger Sub at the Effective Time shall be the officers of the Surviving Corporation following the Merger, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.


                                   ARTICLE II
                EFFECTS OF THE MERGER ON THE CAPITAL STOCK OF THE
               CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

     II.1 Effect on Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of the capital stock of the constituent corporations:

     (a)     Merger Consideration. All of the shares of Common Stock, par value
             --------------------
$1.00 per share, of Ocean Ranch (the "Ocean Ranch Common Stock") issued and outstanding immediately prior to the Effective Time (other than shares of Ocean Ranch Common Stock, if any, to be canceled under Section 2.1(c)), shall be converted into the right to receive a cash payment in an aggregate amount equal to $7,000,000 (the "Merger Consideration").

     (b)  Certificates.  All shares of Ocean Ranch  Common Stock to be converted
          ------------
into the right to receive the Merger Consideration pursuant to this Section 2.1 shall cease to be outstanding, shall be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Ocean Ranch Common Stock shall thereafter cease to have any rights with respect to such shares of Ocean Ranch Common Stock, except the right to receive for each of the shares of Ocean Ranch Common Stock, upon the surrender of such certificate in accordance with Section 2.2, the amount of Merger Consideration specified in
Section 2.2.

     (c) Treasury  Shares.  Shares of Ocean Ranch Common Stock,  if any, held by
         ----------------
Ocean Ranch as treasury stock immediately prior to the Effective Time shall cease to be outstanding, shall be canceled and retired without payment of any consideration therefor, and shall cease to exist.

     (d) Stock of Merger  Sub.  Each share of common  stock,  par value $.01 per
         --------------------
share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

     II.2 Surrender and Payment for Shares. At the Closing the Shareholders will deliver to Fairfield a certificate or certificates representing all of the shares of Ocean Ranch Common Stock outstanding immediately prior to the Effective Time. Each Shareholder will be entitled to receive the amount of Merger Consideration equal to the product, rounded to the nearest whole number, of (a) the Merger Consideration multiplied by (b) a fraction, the numerator of which is the aggregate number of shares of Ocean Ranch Common Stock represented by the certificate or certificates so surrendered and the denominator of which is the aggregate number of shares of Ocean Ranch Common Stock issued and outstanding (the "Ocean Ranch Stock Percentage"). Fairfield shall deliver to each Shareholder the amount in cash which the Shareholder is entitled to receive under this Section 2.2 by wire transfer of immediately available funds to such account as shall have been designated by such Shareholder at least two business days prior to the Closing.

     II.3 Transfer of Shares After the Effective Time. No transfers of shares of Ocean Ranch Common Stock shall be made on the stock transfer books of Ocean Ranch after the close of business on the day prior to the date of the Effective Time.


                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     III.1 Representations and Warranties of Fairfield and Merger Sub. Fairfield and Merger Sub represent and warrant to Ocean Ranch and Shareholders as follows:

     (a)  Organization.  Each of Fairfield and Merger Sub is a corporation  duly
          ------------
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

     (b) Binding Agreement.  Each of Fairfield and Merger Sub has full corporate
         -----------------
power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and has taken all necessary corporate action to authorize the execution and delivery of this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Fairfield and Merger Sub and constitutes the valid and binding agreement of Fairfield and Merger Sub enforceable in accordance with its terms.

     (c) Governmental Approvals. No consent,  approval,  order, or authorization
         ----------------------
of, or declaration, filing, or registration with, any Governmental Entity is required to be obtained or made by Fairfield or Merger Sub in connection with the execution, delivery, or performance by Fairfield and Merger Sub of this Agreement or the consummation by Fairfield and Merger Sub of the transactions contemplated hereby, other than such consents, approvals, orders, or authorizations that, if not obtained, and such declarations, filings, or registrations that, if not made, would not, individually or in the aggregate, have a material adverse effect on Fairfield and its Subsidiaries considered as a whole.

     (d) Broker's  Fee.  Fairfield has not made any agreement or taken any other
         -------------
action which might cause anyone to become entitled to a broker's fee or commission as a result of the transactions contemplated under this Agreement, except for the engagement by Fairfield of any financial advisor, broker, agent or finder for which Fairfield will have full liability for the payment of any such broker's fee or commission.

     (e) Merger Sub. Merger Sub is a newly formed direct wholly owned subsidiary
         ----------
of Fairfield formed solely for the purpose of engaging in this transaction. As of the Effective Time, Merger Sub will not have conducted any business nor will it own any significant assets or owe any significant liabilities.

     III.2 Representations and Warranties of Shareholders and Ocean Ranch. Shareholders and Ocean Ranch hereby jointly and severally represent and warrant to Fairfield and Merger Sub as follows:

     (a)  Organization.  Ocean Ranch is a corporation  duly  organized,  validly
          ------------
existing and in good standing under the laws of the State of Florida. Ocean Ranch has full power to own its properties and to carry on the business currently being conducted by it, and does not conduct business in any state other than Florida. Ocean Ranch does not now own and has never owned any capital stock or any equity interest in any corporation, limited liability company, partnership or other entity other than its ownership of the Interest and has no Subsidiary other than the Partnership.

     (b) Binding Agreement.  The execution,  delivery,  and consummation of this
         -----------------
Agreement has been duly authorized by each of the Shareholders and Ocean Ranch and approved by all necessary action. This Agreement has been duly executed and delivered by Ocean Ranch and each Shareholder and constitutes the valid and binding agreement of each of them enforceable in accordance with its terms.

     (c) No Breach. Neither the execution of this Agreement nor the consummation
         ---------
of the transactions contemplated hereby will (i) result in the breach of any term or provision of, or constitute a default under, or be in violation of any charter provision, bylaw, agreement, instrument, order, law or regulation to which any Shareholder, Ocean Ranch and/or the Partnership is a party or which is otherwise applicable, (ii) result in the creation or imposition of any Lien upon any of the property or assets of the Shareholders, Ocean Ranch or the
Partnership, (iii) violate any Applicable Law binding upon the Shareholders, Ocean Ranch, or the Partnership, or (iv) violate the terms of or constitute a default under, any note, bond, mortgage, indenture, or other contract between third parties and the Shareholders, Ocean Ranch or the Partnership or by which the Shareholders, Ocean Ranch or the Partnership may be bound or result in the termination, acceleration or amendment thereof, except, in the case of clauses (ii) and (iii) above, for any such conflicts, violations or Liens that would not, individually or in the aggregate, have a material adverse effect on Ocean Ranch or the Partnership.

     (d) Governmental Approvals. No consent,  approval,  order, or authorization
         ----------------------
of, or declaration, filing, or registration with, any Governmental Entity is required to be obtained or made by any Shareholder, Ocean Ranch or the Partnership in connection with the execution, delivery, or performance by Shareholders and Ocean Ranch of this Agreement or the consummation by it of the transactions contemplated hereby.

     (e) Partnership  Capitalization;  Title to Partnership Interests. Except as
         ------------------------------------------------------------
otherwise set forth in the Partnership Agreement, Ocean Ranch owns and holds the Interest beneficially and of record and free and clear of any Liens and of any right of assignment or options of any third party. Ocean Ranch has paid in full and is not in default with respect to any capital contribution required to be paid by it pursuant to the Partnership Agreement. There are no rights, options, subscriptions, or other agreements of any kind to purchase or to acquire, receive or be issued any interest in respect of the Interest existing in favor of any person, and there are no agreements of any kind to which Ocean Ranch is a party, other than the Partnership Agreement and this Agreement, providing for or restricting the governance or control of the Partnership or the issuance or transfer, directly or indirectly, of any interest in the Interest. Except as set forth in the Partnership Agreement, Ocean Ranch has no agreements or commitments of any kind in its capacity as a general partner of the Partnership to cause the Partnership to contribute, make loans, or guarantee the contribution or loan of any Person, whether directly or indirectly, and after the Closing with respect to the Partnership, Fairfield shall not be deemed to have assumed, been assigned or otherwise be obligated or responsible for any such agreement or commitment to the Partnership. The Partnership Agreement is in full force and effect.

     (f) Financial  Statements.  Shareholders  and Ocean Ranch have furnished to
         ---------------------
Fairfield unaudited balance sheets of Ocean Ranch as of December 31, 1996 and the related unaudited statements of operations for the fiscal year then ended and the unaudited balance sheet of Ocean Ranch as of November 30, 1997 and the related unaudited statements of operations for the interim period then ended (the "Unaudited Financial Statements"). Those financial statements fairly present the financial position of Ocean Ranch at, and the results of operations for the periods ending on, such dates, in a consistent manner throughout the periods indicated and were prepared based on the books and records maintained for Ocean Ranch's business. Except as disclosed in the Unaudited Financial Statements (which includes the notes thereto), Ocean Ranch has no liabilities (contingent, accrued, actual or otherwise) that were not provided or reserved for in the November 30, 1997 balance sheet, other than liabilities incurred since the date of the November 30, 1997 balance sheet in the ordinary course of business; and all reserves established by Ocean Ranch and reflected in the November 30, 1997 balance sheet were at the times they were established, adequate for the purposes indicated therein. Except as disclosed in the Unaudited Financial Statements, since November 30, 1997, Ocean Ranch has not:
(i) declared or set aside or paid any dividend or made any payment or distribution in respect of shares of its capital stock; (ii) made any loans or advances to any person; (iii) entered into any transaction with any affiliate of Ocean Ranch or either Shareholder; (iv) incurred any indebtedness for money borrowed; or (v) made or entered into any agreement or understanding to do any of the foregoing.

     (g) Assets.  (i) Ocean  Ranch does not have, and has not had, any assets or
         ------
properties, whether tangible or intangible, real, personal or mixed, owned or leased other than the Interest. Ocean Ranch is not a party to any leases, subleases, rental agreements, contracts of sale, tenancies or licenses of any assets or properties. The Interest constitutes all the properties and assets reflected in the Unaudited Financial Statements and all the assets necessary for the conduct by Ocean Ranch of its business as now conducted.

     (h) Proceedings. There are currently no pending, and Shareholders and Ocean Ranch are not aware of any threatened, actions, suits, proceedings or investigations against or affecting Ocean Ranch or the Interest. Ocean Ranch is not subject to any currently existing order, writ, injunction or decree. The Shareholders and Ocean Ranch are not aware of any actions, suits, proceedings or investigations pending or threatened by or before any court or Governmental Entity (i) against or affecting the Partnership or the Resort Property or arising out of the development, construction, operation, maintenance or management of the Resort Property or (ii) that would prevent or hinder the performance by any Shareholder or Ocean Ranch of its obligations under this Agreement.

     (i) Compliance With Laws.  Ocean Ranch and to the knowledge of Shareholders
         --------------------
and Ocean Ranch, the Partnership, are and have at all times been, in compliance in all material respects with all applicable laws, rules, regulations and orders. There are no pending or, to the knowledge of Shareholders and Ocean Ranch, proposed laws or governmental rules that have been submitted in writing to any Governmental Entity for due consideration that, if enacted, would have a material adverse effect on Ocean Ranch, the Resort Property or the Partnership. Except as set forth in Schedule 3.2(i), none of Shareholders or Ocean Ranch is charged or, to each of their knowledge, threatened with, or, is under investigation with respect to, any violation of any provision of any applicable law, rule, regulation or order.

     (j) Claims. Except as set forth in the Partnership Agreement,  there are no
         ------
claims of the Partnership against, or any obligation owed to the Partnership by, Ocean Ranch, or any Shareholder. No affiliate of Ocean Ranch or any Shareholder is owed any obligation by the Partnership, or holds a claim against the Partnership, except as set forth on Schedule 3.2(j).

     (k) PPM Loan.  Schedule 3.2(k) sets forth a true, complete and correct list
         --------
of all documents relating to indebtedness for money borrowed from, or any other obligations or liabilities of Ocean Ranch or the Partnership to, PPM Brokerage Service, Inc. ("PPM;" all such indebtedness, obligations and liabilities, the "PPM Loan"), including, without limitation, promissory notes and all mortgages and other collateral security instruments that secure the PPM Loan and encumber the Resort Property, including all amendments or supplements thereto (collectively, the "PPM Loan Documents"). The PPM Loan Documents are in full
                     -------------------
force and effect and have not been further modified or amended. PPM is the sole obligee of the PPM Loan. As of December 19, 1997, the outstanding principal balance of and accrued interest on the PPM Loan was $201,709.50 and $112,379.37, respectively, and no penalties, fees or other amounts are due or payable with respect to the PPM Loan. For purposes of this Agreement, "PPM Loan Amount" shall mean $314,088.87.

     (l) Capital  Contribution Loan. Schedule 3.2(l) sets forth a true, complete
         --------------------------
and correct list of all documents relating to indebtedness for money borrowed from, or any other obligations or liabilities of Ocean Ranch or the Partnership to, any Shareholder or an affiliate of any Shareholder in connection with the capital contribution of Ocean Ranch to the Partnership (the "Capital
                                                                         -------
Contribution  Loan"),  including,  without limitation,  promissory notes and all
------------------
mortgages and other collateral security instruments that secure the Capital Contribution Loan, including all amendments or supplements thereto (collectively, the "Capital Contribution Loan Documents"). James E. Lambert is
                     -----------------------------------
the sole obligee of the Capital Contribution Loan. The Capital Contribution Loan Documents are in full force and effect and have not been further modified or amended. As of December 19, 1997, the outstanding principal balance of and accrued interest on the Capital Contribution Loan was $1,500,000 and $249,375, respectively, and no penalties, fees or other amounts are due or payable with respect to the Capital Contribution Loan. For purposes of this Agreement, "Capital Contribution Loan Interest Amount" shall mean $249,375.

     (m) Partnership Agreement and Marketing  Agreements.  To the best knowledge
         -----------------------------------------------
of Shareholders and Ocean Ranch, neither partner of the Partnership is in violation of either the Partnership Agreement or any marketing agreements to which either entity is subject.

     (n) Adverse Change.  Since the date of the Unaudited Financial  Statements,
         --------------
Ocean Ranch has not made or experienced any material adverse change in its working capital, financial condition, assets, liabilities, reserves, business, operations or prospects.

     (o)  Employees.  Ocean Ranch does not have,  and has not had, any employees
          ---------
and has no obligation to contribute any amount to any Person in respect of the compensation, accrued benefits, or vacation and sick leave of any Person. Ocean Ranch is not a party to any collective bargaining agreements.

     (p)  Environmental  Matters.  Ocean Ranch has not and, to the  knowledge of
          ----------------------
Shareholders and Ocean Ranch, the Partnership and the Resort Property have not been associated with any spill, disposal, discharge or release of any hazardous materials (which includes any hazardous or toxic substance, material or waste which is regulated by any Governmental Entity) into or upon or over any real property or into or upon ground or surface water including without limitation in either case, any real property that is or has been leased by Ocean Ranch or the Partnership.

     (q) Broker's  Fee.  Neither  Ocean Ranch nor any  Shareholder  has made any
         -------------
agreement or taken any other action which might cause anyone to become entitled to a broker's fee or commission as a result of the transactions contemplated under this Agreement.

     (r) Capitalization. The authorized capital stock of Ocean Ranch consists of
         --------------
1,000 shares of Ocean Ranch Common Stock, of which 100 shares are issued and outstanding. All outstanding shares of Ocean Ranch Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by Shareholders. No options, warrants, subscriptions, rights of conversion or exchange exist that may obligate Ocean Ranch to issue any additional capital stock. Neither Ocean Ranch nor any Shareholder is party to any shareholder, voting or similar agreement or arrangement of any kind affecting or restricting the sale, transfer, disposition, voting or other rights of or relating to the Ocean Ranch Common Stock, other than the Partnership Agreement. Set forth on
Schedule 3.2(r) are the number and percentage of shares of Ocean Ranch Common Stock held of record by each Shareholder.

     (s) Benefit Plans;  Labor Relations.  Ocean Ranch has no "employee  benefit
         -------------------------------
plan," as such term is defined in Section3(3) of ERISA or other plan, program, policy, contract or arrangement providing for bonuses, pensions, deferred pay, stock or stock related awards, severance pay, salary continuation or similar benefits, hospitalization, medical, dental or disability benefits, life insurance or other employee benefits, or compensation to or for any current or former employees, agents, directors, or independent contractors of Ocean Ranch ("Ocean Ranch Employees") or any beneficiaries or dependents of any Ocean Ranch employees.

     (t) Taxes.
         -----


     (i) All Tax Returns (as defined in paragraph (v) below) required to be filed by Ocean Ranch or any Shareholder have been duly filed on a timely basis with the appropriate federal, state, local and foreign tax authorities, or requests for extensions to file such returns or reports have been timely filed and granted and have not expired, and all such Tax Returns are complete and accurate in all material respects. Ocean Ranch and the Shareholders have paid or made adequate provision in the Unaudited Financial Statements for all Taxes (as defined in paragraph (v) below) shown as due from each of them on such Tax Returns. No claim has been made by any authority in a jurisdiction where Ocean Ranch does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. The Unaudited Financial Statements reflect adequate reserves for all Taxes payable by Ocean Ranch for all taxable periods and portions thereof accrued through the date of such financial statements, and no deficiencies for any Taxes have been proposed, asserted or assessed against Ocean Ranch that are not adequately reserved for, except for inadequately reserved Taxes and inadequately reserved deficiencies that would not, individually or in the aggregate, have a material adverse effect on Ocean Ranch. There are no liens for

Taxes (other than for current Taxes not yet due and payable) on the assets of Ocean Ranch. No requests for waivers of the time to assess any Taxes against Ocean Ranch have been granted or are pending, except for requests with respect to such Taxes that have been adequately reserved for in the Unaudited Financial Statements. Ocean Ranch is not a party to or bound by any agreement providing for the allocation or sharing of Taxes. Ocean Ranch has not filed a consent pursuant to or agreed to the application of Section 341(f) of the Code. Ocean
Ranch has disclosed on its federal income tax returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of Section 6662 of the Code. All Taxes that are required by the laws of the United States, any state or political subdivision thereof, or any foreign country to be withheld or collected by Ocean Ranch have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Entities or properly deposited as required by applicable laws. Except as set forth in Schedule 3.2(t), the statute of limitations for all Tax Returns of Ocean Ranch has expired for all federal, state, local and foreign Tax purposes. Neither Ocean Ranch nor any Shareholder has received any notice of deficiency or assessment from any federal, state, local or foreign taxing authority with respect to liabilities for Taxes of Ocean Ranch which has not been fully paid or finally settled. No power of attorney has been executed by, or on behalf of, Ocean Ranch or any Shareholder with respect to any matter relating to Taxes applicable to Ocean Ranch which is currently in force. Ocean Ranch is not a party to any agreement, contract, or other arrangement that would result, separately or in the aggregate, in the requirement to pay any "excess parachute payments" within the meaning of Section 280G of the Code. Ocean Ranch is not a party to a tax sharing or tax indemnity agreement or any other agreement of a similar nature that remains in effect. Ocean Ranch (i) has not been a member of an affiliated group filing a consolidated federal income tax return and (ii) has no liability for the taxes of any person (other than Ocean Ranch) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract or otherwise.

     (ii) Schedule 3.2(t) sets forth each state in which Ocean Ranch has collected or remitted any sales and/or use Taxes since September 1, 1992. To the knowledge of Ocean Ranch and Shareholders, Ocean Ranch has not conducted activities in any other state that would require such Taxes to be collected or remitted. No claim has ever been made since September 1, 1992 by any authority in a jurisdiction where Ocean Ranch does not pay sales and/or use Taxes that it is or may be subject to a requirement to remit such Taxes in that jurisdiction.

     (iii) Ocean Ranch has validly elected under Section 1362 of the Code to be an "S corporation" (the "S Election"). The S Election has been in continuous effect since the formation of Ocean Ranch, has not been terminated, and is in full force and effect. Neither Ocean Ranch nor any Shareholder has taken any action that would cause Ocean Ranch no longer to qualify for the S Election. Neither Ocean Ranch nor any Shareholder is aware of any fact or circumstance on the basis of which the S Election could be challenged.

     (iv) Ocean Ranch is not liable for the Taxes of any person as a "transferee" within the meaning of Section 6901 of the Code.

     (v) For purposes of this Agreement, "Taxes" shall mean all taxes, charges, fees, levies, penalties or other assessments imposed by any United States federal, state, local or foreign taxing authority, including, but not limited to, income, gross receipts, excise, property, sales, use (or any similar taxes), transfer, franchise, payroll, withholding, social security, business license fees, or other taxes including any interest, penalties or additions thereto. For purposes of this Agreement, "Tax Return" shall mean any return, report, information return, schedule or other document (including any related or supporting information) required to be supplied to a taxing authority with respect to Taxes.

     (u)Voting  Requirements.  The  affirmative  vote of the  Shareholders  (the
        --------------------
"Ocean Ranch Shareholder Approval") to approve this Agreement is the only vote of the holders of capital stock of Ocean Ranch necessary to approve this Agreement and the transactions contemplated by this Agreement.

     (v)No Misleading Statement. To the best knowledge of Shareholders and Ocean
        -----------------------
Ranch, neither this Agreement nor any other document, certificate, financial statement or other instrument delivered to Fairfield in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     III.3 Additional Representation of Shareholders. Each Shareholder represents and warrants on behalf of such Shareholder to Fairfield and Merger Sub that each Shareholder has relied and will rely upon his own tax advisors for advice and counseling in regard to the structure, accounting or tax treatment and all other tax or accounting issues relating to the transactions contemplated by the parties hereunder. No Shareholder has relied, nor will any Shareholder rely, on Fairfield or its tax advisors, for any tax advice or counseling in regard to the transactions contemplated hereunder.


                                   ARTICLE IV
                    COVENANTS RELATING TO CONDUCT OF BUSINESS

     IV.1 No Solicitation. Prior to the Effective Time, Ocean Ranch and Shareholders will not (a) offer for sale the Interest or any interest in Ocean Ranch; (b) solicit any offers to purchase or make any attempts by preliminary conversations or negotiations to dispose of the Interest or any equity interest in Ocean Ranch to any person, firm or entity, other than to Fairfield, or to engage in any type of business combination with any person, firm or entity, other than Fairfield; or (c) provide anyone with any written or oral offer to sell, invitation to purchase or any offering or sales material with respect to the Interest or any equity interest in Ocean Ranch.

     IV.2 Conduct of Business Prior to Effective Time. Except for transactions specifically permitted by this Agreement or consented to in writing by Fairfield, prior to the Effective Time Ocean Ranch shall (and the Shareholders will cause Ocean Ranch to):

     (a) operate its business only in the ordinary course, and employ no persons;

     (b)  neither  make,   nor  incur  any   obligation  to  make,  any  capital
expenditures;

     (c) make no sale or other disposition of the Interest or any equity interest in Ocean Ranch;

     (d) not enter into, amend, rescind or terminate any contract, arrangement or commitment;

     (e) not declare, set aside or make any dividend, distribution, loan or other advance to any Shareholder or any other person;

     (f) not amend its Articles of Incorporation or Bylaws, nor issue any additional shares of capital stock, or any options, warrants or other securities under which any additional shares of its capital stock might be directly or indirectly authorized or issued;

     (g) not fail to comply in any material respect with the laws, regulations, ordinances or governmental actions or orders applicable to Ocean Ranch;

     (h) not make any material tax elections or settle or compromise any material tax liability;

     (i) not take any action that would materially adversely affect the ability of Ocean Ranch or Shareholders to obtain the consents required for Ocean Ranch and Shareholders to consummate the transactions contemplated hereby or materially adversely affect the ability of Ocean Ranch or Shareholders to perform their respective covenants and agreements under this Agreement;

     (j) not change its method of accounting in effect January 1, 1997 or during any other period included in the Unaudited Financial Statements;

     (k) not change its method of reporting income and deductions for federal or state income taxes in effect January 1, 1997 or during any other period included in the Unaudited Financial Statements;

     (l) not permit or authorize any transfer, sale, assignment or other disposition of any of the assets of the Partnership other than in the ordinary course of business consistent with past practices;

     (m) promptly notify Fairfield in writing of any action, suit, proceeding or investigation commenced, pending or threatened before or by any Governmental Entity concerning or affecting any of the Interest, Partnership or Resort Property of which Ocean Ranch or any Shareholder becomes aware;

     (n) provide Fairfield copies of any notices of any event of which Ocean Ranch or any Shareholder becomes aware that may have a material adverse effect on the Partnership, specifically including, but not limited to, notices of intent to accelerate and notices of acceleration of any debt secured by the Resort Property;

     (o) not permit or otherwise authorize the Partnership to make any distributions to, or redeem or purchase the interests of the partners of the Partnership, or make or repay any loans, advances or capital contributions made to the Partnership by Ocean Ranch, any Shareholder or any of their affiliates;

     (p) not permit or otherwise authorize any sale or other disposition of the Resort Property, or any part thereof, nor enter into or permit the Partnership to enter into any agreement for such purposes, except in the ordinary course of business consistent with past practices;

     (q) not amend or modify or permit any amendment or modification of the Partnership Agreement; and

     (r) not, without the prior written consent of Fairfield permit or otherwise authorize any financing, refinancing, extension, renewal or modification of any debt of the Partnership other than draws under the existing construction financing with Bank Atlantic.

     IV.3 Access to Information. Between the date hereof and the Closing, Shareholders and Ocean Ranch (i) shall give Fairfield and Fairfield's representatives access during normal business hours and upon reasonable notice to all books and records relating to the Interest, the Resort Property and the Partnership for purposes of an audit of such books and records and inspection of the business of Ocean Ranch (the "Inspection") and all of the personal property owned by the Partnership, to the extent such books and records are within the control or in the possession of Shareholders or Ocean Ranch, and (ii) shall cause Ocean Ranch's officers to furnish Fairfield and Fairfield's representatives with any other information that is to be delivered pursuant to this Agreement.

     IV.4 Investigation by Fairfield. During the period from the date of this Agreement through the earlier to occur of the Closing or December 31, 1997 (the "Inspection Period"), Shareholders and Ocean Ranch shall provide to Fairfield copies of documents reasonably requested by Fairfield relating to the Partnership, the Resort Property and the Interest and the collectibility, enforceability and other legal matters related to the Interest, the Resort Property and the Partnership. Such documents shall be for the purpose of enabling Fairfield to evaluate, prior to the end of the Inspection Period, whether Fairfield wishes to proceed with the transactions contemplated by this Agreement.

     IV.5 Inspection. At or prior to the expiration of the Inspection Period, Fairfield shall have the right to terminate this Agreement without cause and for whatever reason or no reason and without liability on the part of either Fairfield, any Shareholder or Ocean Ranch by delivering to Ocean Ranch, at or prior to the expiration of the Inspection Period, written notice of Fairfield's election to terminate this Agreement.

     IV.6 Regulatory Compliance. Shareholders and Ocean Ranch shall permit Fairfield to register or amend existing registrations with Governmental Entities of the Resort Property and/or the vacation ownership intervals relating to the Resort Property from the date of this Agreement to reflect the anticipated effects or, if after the Closing, the effects, of the consummation of the transactions contemplated by this Agreement as required in accordance with applicable law or as Fairfield may reasonably deem necessary, and shall cooperate with Fairfield in effecting such registrations or amendments.

     IV.7 Covenants of Fairfield. Except for actions specifically permitted by this Agreement or consented in writing by Ocean Ranch, prior to the Effective Time, Fairfield shall not take any action that would materially adversely affect the ability of Fairfield to obtain the consents required for Fairfield to consummate the transactions contemplated hereby or materially adversely affect the ability of Fairfield to perform its covenants and agreements under this Agreement.

                                    ARTICLE V
                              ADDITIONAL AGREEMENTS

     V.1 Confidentiality. The terms of this Agreement and related agreements, the terms of all transactions contemplated hereby, and all confidential and proprietary information furnished to any party pursuant to this Agreement, or in connection with the transactions contemplated by this Agreement, shall be treated as confidential, and none of the parties shall use or disclose such information except with the prior written consent of the other parties hereto; provided, however, Fairfield may disclose such information (a) to its representatives, advisors and agents for purposes of its investigation during the Inspection Period or (b) to comply with any legal requirement; provided, further, however, Shareholders and Ocean Ranch may disclose such information to comply with any legal requirement if prompt advance notice is provided to Fairfield at least two business days prior to any such disclosure so that Fairfield may seek a protective order or other appropriate remedy.

     V.2 Indemnification of Shareholders. Fairfield agrees to indemnify and hold each Shareholder harmless from and against all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, reasonable attorneys' fees and expenses) incurred or suffered by such Shareholder from or arising out of (a) any breach of a representation or warranty made by Fairfield in or pursuant to this Agreement, (b) any breach of the covenants or agreements made by Fairfield in this Agreement, (c) any inaccuracy in any certificate delivered by Fairfield pursuant to this Agreement, or (d) indebtedness of the Partnership under the existing construction financing with Bank Atlantic, the existing guaranty of such indebtedness by any Shareholder, or any breach of the terms or provisions of such indebtedness or guarantees thereof, to the extent arising after the Closing or as a result of the consummation of the Merger.

     V.3 Indemnification of Fairfield. Shareholders shall jointly and severally indemnify and hold Fairfield and its affiliates and their respective directors, officers, employees, agents and attorneys harmless from and against all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, reasonable attorneys' fees and expenses) incurred or suffered by Fairfield, Merger Sub or any Subsidiary (including without limitation Ocean Ranch) of Fairfield resulting from or arising out of (a) any breach of a representation or warranty made by any Shareholder or Ocean Ranch in or pursuant to this Agreement, (b) any breach of the covenants or agreements made by any Shareholder or Ocean Ranch in this Agreement, or (c) any inaccuracy in any certificate delivered by any Shareholder or Ocean Ranch pursuant to this Agreement.

     V.4 Procedures for Indemnity. (a) Whenever any claim shall arise or any proceeding shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 5.2 or 5.3, such person (the "Indemnified Party") shall promptly notify (in no event later than ten business days after receipt of such notice) the person against whom such indemnity may be sought (the "Indemnifying Party") thereof in writing, including, when known, the facts constituting the basis for such claim or proceeding and the amount or an estimate of the amount of the indemnified liability arising therefrom (such notification being the "Claims Notice"). To the extent that any Claims Notice relates to the assertion of a claim, the commencement of a suit, action or proceeding or the imposition of a penalty or assessment by a third party that is not an Indemnified Party (a "Third-Party Claim"), the Indemnified Party shall include with the Claims Notice any written demand, complaint, petition, summons or similar document relating thereto that is then in the Indemnified Party's possession. The failure by an Indemnified Party to timely furnish to the Indemnifying Party any notice document required to be furnished under this
Section 5.4(a) shall not relieve the Indemnifying Party from any liability or obligation hereunder, except to the extent that such failure materially prejudices the ability of the Indemnifying Party to defend such matter.

     (b) In connection with any Third-Party Claim, the Indemnifying Party at its sole cost and expense may, upon written notice to the Indemnified Party, elect to assume the defense thereof. If the Indemnifying Party has so elected to assume the defense of any such Third-Party Claim, such defense shall be conducted by counsel chosen by the Indemnifying Party, provided that such counsel is reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in (but not control) the defense of any such Third-Party Claim, with its counsel and at its own expense. If the Indemnifying Party has elected to assume the defense of any Third-Party Claim as provided herein, the Indemnified Party shall not be entitled to indemnification as to fees and expenses of any counsel retained by the Indemnified Party after the time at which the Indemnifying Party has so elected. The Indemnified Party shall not settle or compromise any Third-Party Claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld. In the event that the Indemnifying Party shall assume the defense of any Third-Party Claim, it shall not compromise or settle such Third-Party Claim unless (i) the Indemnified Party gives its prior written consent, which shall not be unreasonably withheld, or (ii) the terms of the compromise or settlement of such Third-Party Claim provide that the Indemnified Party shall have no responsibility for the discharge of any settlement amount and impose no other obligations or duties on the Indemnified Party, and the compromise or settlement discharges all rights against the Indemnified Party with respect to such Third-Party Claim. If a firm offer is made to settle a pending or threatened Third-Party Claim for which the Indemnified Party may be entitled to indemnification hereunder and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to the Indemnified Party to that effect. If the Indemnified Party fails to consent to such firm offer within ten calendar days after its receipt of such notice, the Indemnifying Party may continue to contest or defend such Third-Party Claim and, in such event, the maximum liability of the Indemnifying Party as to such Third-Party Claim shall not exceed the amount of such settlement offer. The Indemnified Party shall cooperate with the defense of any such Third-Party Claim and shall provide such personnel, technical support and access to information as may be reasonably requested by the Indemnifying Party in connection with such defense.

     (c) Any claim for indemnification hereunder that is not a Third-Party Claim shall be asserted by the Indemnified Party by promptly delivering notice thereof to the Indemnifying Party. If the Indemnifying Party does not respond to such notice within 45 days after receipt thereof, it shall have no further right to contest the validity of such claim.

     V.5 Exclusivity Of Indemnification For Contractual Breaches. No party hereto is making any representation, warranty or covenant other than those contained herein. Except with respect to the covenants in Section 5.1 and the covenants and indemnities in Section 5.11, following the Closing, the rights of the parties under the provisions of Sections 5.2 and 5.3 shall be the sole and exclusive remedy available to the parties with respect to claims or damages arising out of breaches of the representations and warranties or other contractual obligations of the parties set forth in this Agreement.

     V.6 Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties will use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all other things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including (i) the obtaining of all other necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities, if any) and the taking of all other reasonable steps as may be necessary to obtain all necessary approvals or waivers form, or to avoid any action or proceeding by any Governmental Entity,
(ii) the obtaining of all necessary consents, approvals or waivers from third parties, and (iii) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In further connection with and without limiting the foregoing, Ocean Ranch and Shareholders shall make appropriate personnel, contractors and advisors of Ocean Ranch available to Fairfield and provide such information as may be requested by Fairfield for the purposes of conducting the Inspection.

     V.7 Expenses and Fees. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.

     V.8 Consents. Ocean Ranch shall use its reasonable efforts to obtain the Ocean Ranch Consents (as hereinafter defined) before Closing.

     V.9 Repayment of PPM Loan; Release of Claims. At or prior to the Closing, the Partnership will pay the PPM Loan Amount to PPM and the Shareholders and their affiliates (including PPM) shall release all claims (contingent or liquidated and known or unknown) against Ocean Ranch, the Partnership and its partners including, without limitation, the PPM Loan and any other claims in respect of loans, advances, project management or marketing fees or other obligations ("Claims"), pursuant to a written release in form and substance reasonably satisfactory to Fairfield and substantially in the form set forth in Exhibit C hereto (the "Release").

     V.10 Delivery of Information. Two business days before the end of the Inspection Period, Shareholders shall deliver to Fairfield a certificate executed by each Shareholder certifying that Ocean Ranch has delivered all relevant information, documents, agreements, and other materials related to any written request made by Fairfield during the Inspection Period.

    V.11  Tax Matters.

     (a) Subject to the following provisions, Fairfield shall prepare and file (or cause to be prepared and filed) all Tax Returns relating to Ocean Ranch which are required to be filed (taking into account all applicable extensions) after the Closing, and shall pay all Taxes shown to be due thereon.

     (b) With respect to any Tax Return of Ocean Ranch for a taxable period ending on or prior to the Closing and not yet filed as of the Closing: (i) within 90 days of the end of the taxable period to which such return relates, Ocean Ranch and Fairfield shall prepare and deliver (or cause to be prepared and delivered) to the Shareholders the financial statements of Ocean Ranch for such taxable period; (ii) the Shareholders will direct the tax return preparer of Ocean Ranch to prepare, at the Shareholders' expense, such Tax Returns in accordance with the prior practice and policies of Ocean Ranch and with applicable law; (iii) at least thirty (30) days prior to the due date for such Tax Returns (taking into account all available extensions), the Shareholders will deliver to Ocean Ranch completed versions of such Tax Returns; and
(iv)Ocean Ranch shall have the right to review such Tax Returns prior to their filing and, if Ocean Ranch disputes or otherwise disagrees with any amounts shown due on such Tax Returns, Ocean Ranch and the Shareholders shall consult in good faith to resolve any issues arising as a result thereof; (v) after Ocean Ranch's review of such Tax Returns and the resolution of any disputes or disagreements described in clause (iv) hereof, Ocean Ranch shall timely sign and file such Tax Returns and pay all amounts shown as due and owing thereon
(reserving any right to indemnification by the Shareholders if otherwise provided by this Agreement); and (vi) Fairfield and Ocean Ranch shall provide the Shareholders and their agents (including any return preparer) with reasonable access during normal business hours to the records of Ocean Ranch as needed for the preparation of such returns and with such other assistance as may be reasonably requested by the Shareholders.

     (c) With respect to each Tax Return which relates, in whole or in part, to periods prior to Closing (other than Tax Returns prepared at the direction of the Shareholders pursuant to Section 5.11(b) hereof), at least thirty (30) days prior to the due date for filing such return (including applicable extensions), Ocean Ranch will deliver to the Shareholders (i) a draft return, (ii) copies of any workpapers or schedules used to prepare such return, and (iii) a calculation of the excess (if any) of (A) Taxes to be paid with or with respect to such Tax Return that relate to periods prior to Closing over (B) the amounts reserved or otherwise provided for. If the Shareholders do not agree with the amounts set forth on such draft Tax Return, the parties shall work diligently to resolve the dispute.

     (d) If the parties are unable to resolve any dispute  described in Sections
5.11 (b) or 5.11(c) prior to the fifteenth day prior to the due date for such Tax Return, the dispute will be submitted to Ernst & Young, LLP, or such other nationally recognized firm of certified public accountants as the parties may agree upon (the "Firm") with the costs of the Firm's determination to be shared equally by the parties, except that if the Firm agrees completely with the calculations of one party, the other party shall bear all costs of the Firm's determination.

     (e) Fairfield shall pay, or shall cause Ocean Ranch to pay, to the Shareholders the excess, if any, of the amount accrued in the Unaudited Financial Statements for current Taxes payable by Ocean Ranch over the aggregate Taxes actually paid by Ocean Ranch in connection with the filing of any Tax Returns described in Sections 5.11(b) and 5.11(c), within 5 business days of the filing of the last such Tax Returns. The Shareholders shall pay to Fairfield (or Ocean Ranch if directed by Fairfield) the amount of the shortfall, if any, by which the amount accrued in the Unaudited Financial Statements for current Taxes payable by Ocean Ranch is less than the aggregate Taxes actually paid by Ocean Ranch in connection with the filing of any Tax Returns described in Section 5.11(c), within 5 business days of the filing of the last such Tax Returns and receipt of written demand therefore from Fairfield together with copies of such Tax Returns. Nothing in this Section 5.11(e) shall be read to limit the Shareholder's indemnification of Fairfield pursuant to Section 5.3 hereof.

     (f) The Shareholders shall, jointly and severally, indemnify and hold harmless Fairfield from and against (i) all Taxes for which Ocean Ranch may be liable arising in periods ending prior to the Closing Date and for the ratable portion of any period that begins before and ends after the Closing Date and
(ii) all costs and expenses (including reasonable attorneys' and accountants' fees) attributable to any contest or dispute involving the foregoing. In the case of Taxes that are payable with respect to a taxable period that begins before the Closing Date and ends after the Closing Date, the portion of any such Tax that is allocable to the portion of the period ending on the Closing Date shall be:

          (i) in the case of Taxes that are either (x) based upon or related to income or receipts, or (y) imposed in connection with any sale or other transfer or assignment of property (real or personal, tangible or intangible), deemed equal to the amount which would be payable if the taxable year ended with the Closing Date; and

          (ii) in the case of Taxes not described in subparagraph (i) that are imposed on a periodic basis and measured by the level of any item, deemed to be the amount of such Taxes for the entire period (or, in the case of such Taxes determined on an arrears basis, the amount of such Taxes for the immediately preceding period) multiplied by a fraction the numerator of which is the number of calendar days in the period ending on the Closing Date and the denominator of which is the number of calendar days in the entire period.

For purposes of this Section 5.11(f), the Taxes attributable to Ocean Ranch by reason of such corporation's distributive share of income, gain, or loss from, or otherwise in respect of, any partnership in which Ocean Ranch is a member on the Closing Date shall be determined as if such partnership's taxable year ended on the Closing Date.

          (g) Fairfield shall pay, or shall cause Ocean Ranch to pay, to the Shareholders all refunds or credits of Taxes or similar benefit (including any interest or similar benefit received from or credited thereon by the applicable tax authority) received by Fairfield or Ocean Ranch (or their respective successors and assigns) after the Closing to the extent attributable to (i) Taxes paid prior to Closing by the Shareholders or Ocean Ranch, or (ii) Taxes for which the Shareholders have indemnified Fairfield or Ocean Ranch under this Agreement; provided, however, that the Shareholders shall not be entitled to any such refund or credit to the extent such refund or credit arises as a result of the application of a net operating loss or similar tax benefit of Ocean Ranch which arises during a period after the Closing Date and which is carried back to a period prior to the Closing Date.

          (h) If a Tax Return which relates in whole or in part to Taxes for which the Shareholders might be obligated to indemnify Fairfield or Ocean Ranch under this Agreement (including without limitation any Tax Return filed prior to Closing or at the direction of the Shareholders pursuant to
     Section 5.11(b) hereof) is audited by the Internal Revenue Service or other tax authority, (i) Fairfield and Ocean Ranch shall promptly notify the Shareholders of the commencement of such audit, and any failure to give such notice will not constitute a waiver of rights to indemnity under this Agreement for damages arising from such audit and subsequent proceedings, except to the extent that the Shareholders are precluded by the failure to give prompt notice from contesting the asserted Tax liability in both the administrative and judicial forums; (ii) the Shareholders shall have the right but not the obligation to control the dealings with such tax authority and any ensuing litigation or administrative proceedings (collectively, the "Tax Dispute"), including without limitation choice of tax accountants or counsel and the right to settle or compromise such matters, provided that the Shareholders shall consult in good faith with

     Ocean Ranch and Fairfield about the Tax Dispute and will give due regard to such parties' interests and provided, further, that with respect to any taxable period that begins before and ends after the Closing Date, the Shareholders shall not be entitled to settle or compromise any such Tax Dispute without the consent of the Fairfield, which shall not be unreasonably withheld; (iii) if the Shareholders have a right to control a Tax Dispute pursuant to clause (ii) but do not choose to exercise such control, Fairfield shall be entitled, but shall not be obligated, to defend such Tax Dispute (giving due regard to the Shareholders's interests), shall keep the Shareholders reasonably informed of the progress of such Tax Dispute and will not settle or compromise such Tax Dispute without the prior written consent of the Shareholders, which consent shall not be unreasonably withheld; and (iv) all parties shall cooperate with each other in good faith with respect to any Tax Dispute and provide such assistance to the other parties and their agents as may be necessary for the resolution thereof. The preparation and filing of any amended Tax Return, the audit of which would otherwise be subject to this Section 5.11(h), shall be subject to the principles of this Section 5.11(h).

          (i) Fairfield and Ocean Ranch shall retain all records relevant to Taxes and Tax Returns of Ocean Ranch for periods prior to or including Closing ("Tax Records") for a period of at least seven years after the Closing. In addition, at all times that such Tax Records are in the custody of Fairfield, Ocean Ranch or their successors and assigns, such parties shall permit the Shareholders and their agents (including without limitation his tax professionals) reasonable access to such Tax Records in accordance with the principles of this Section 5.11 to the extent the Shareholders reasonably deems such access appropriate for Tax and financial matters.

          (j) If there is a disposition of all or substantially all of the capital stock, of Ocean Ranch assets, or business of Ocean Ranch, Fairfield agrees to use its reasonable best efforts to ensure that the successor to Ocean Ranch, such assets or business is contractually obligated to and in fact does comply with the provisions of this Section 5.11.

          (k) Fairfield shall be responsible for the timely payment of all sales, use, transfer, gains, recording, ad valorem and other similar Taxes and fees ("Transfer Taxes"), arising out of or in connection with or attributable to the transactions effected pursuant to this Agreement, and all Taxes arising as a result of the Merger. Fairfield shall prepare and timely file all necessary documentation and Tax Returns required to be filed in respect of Transfer Taxes; provided, that the Shareholders shall be permitted to prepare any such Tax Returns that are the primary responsibility of the Shareholders under applicable law. Fairfield shall provide Fairfield with final copies of the documentation and Tax Returns referred to in the immediately preceding sentence not later than fifteen days prior to the filing of such documentation and Tax Returns.

          (l) Fairfield, Ocean Ranch and the Shareholders shall treat the day prior to the Closing Date as the last day of the taxable year of Ocean Ranch and shall treat the debt assumption described by Section 6.1(f) as occurring for all Tax purposes on the day prior to the Closing Date.


                                   ARTICLE VI
                          CONDITIONS PRECEDENT; CLOSING

     VI.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

          (a) Corporate Approval.  The approval of the transactions hereunder by
              ------------------
     Fairfield's board of directors or appropriate committee thereof shall have been received.

          (b) Consent of Fairfield's  Lender.  Fairfield shall have obtained all
              ------------------------------
     applicable consents required under Fairfield's and its subsidiaries' credit agreements.

          (c)  Ocean  Ranch  Consents.  Ocean  Ranch  shall  have  obtained  all
               ----------------------
     applicable consents required from the parties identified on Schedule 6.1(c) (the "Ocean Ranch Consents").

          (d) No Injunctions or Restraints. No judgment, order, decree, statute,
              ----------------------------
     law, ordinance, rule, regulation, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated, enforced or issued by any court of competent jurisdiction or other Governmental Entity or other legal restraint or prohibition (collectively, "Restraints") preventing the consummation of the Merger shall be in effect; provided, however, that each of the parties shall have used reasonable efforts to prevent the entry of any such Restraints and to appeal as promptly as possible any such Restraints that may be entered.

          (e) No  Litigation.  There  shall not be pending  any suit,  action or
              --------------
     proceeding, in each case brought by any Governmental Entity against Ocean Ranch, Fairfield or Merger Sub with respect to or that would adversely affect the Merger or the transactions contemplated under this Agreement.

          (f)  Debt  Assumption.  On the day  prior  to the  Closing  Date,  all
               ----------------
     liabilities and obligations of Ocean Ranch and the Partnership arising under the Capital Contribution Loan shall have been delegated to, and assumed by Ralph P. Muller and Kevin Sheehan (the "Delegees") pursuant to a written agreement of assumption in substantially the form set forth in Exhibit C hereto (the "Assumption Agreement"), and James E. Lambert, as the sole obligee of the Capital Contribution Loan, (the "Obligee") shall have consented to such delegation and acknowledged that Ocean Ranch and the Partnership shall have no obligations thereunder pursuant to the Assumption Agreement.

          (g) Before the Effective Time, the Partnership shall have paid the PPM Loan Amount to PPM and PPM shall have released Ocean Ranch and the Partnership from any further liabilities or obligations in respect of the PPM Loan pursuant to the Release.

     VI.2 Conditions to Obligations of Ocean Ranch and Shareholders. The obligations of Ocean Ranch and Shareholders to effect the Merger are further subject to the following conditions:

          (a)  Actions  of  Fairfield.  Fairfield  and  Merger  Sub  shall  have
               ----------------------
     performed and complied with all the covenants, agreements and obligations and satisfied all of the conditions required by this Agreement to be performed or complied with or satisfied by them at or prior to the Effective Time.

          (b) Representations and Warranties. The representations and warranties
              ------------------------------
     of Fairfield and Merger Sub set forth in this Agreement that are qualified as to materiality shall be true and correct, and the representations and warranties of Fairfield and Merger Sub set forth in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Effective Time as though made on and as of the Effective Time, except as otherwise contemplated by this Agreement.

     VI.3 Conditions to Obligations of Fairfield and Merger Sub. The obligations of Fairfield and Merger Sub to effect the Merger are further subject to the following conditions:

          (a) Actions of Shareholders  and Ocean Ranch.  Shareholders  and Ocean
              ----------------------------------------
     Ranch shall have performed and complied with all covenants, agreements and obligations and satisfied all the conditions required by this Agreement to be performed or complied with or satisfied by them at or prior to the Effective Time.

          (b) Representations and Warranties. The representations and warranties
              ------------------------------
     of Ocean  Ranch  and  Shareholders  set  forth in this  Agreement  that are qualified as to materiality shall be true and correct, and the representations and warranties of Ocean Ranch and Shareholders set forth in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Effective Time as though made on and as of the Effective Time, except as otherwise contemplated by this Agreement.

          (c) No Material  Adverse  Change.  At any time on or after the date of
              ----------------------------
     this Agreement there shall not have occurred any material adverse change in Ocean Ranch.

          (d)  Audit  and  Inspection.   The  completion  by  Fairfield  of  the
               ----------------------
     Inspection and Fairfield's satisfaction, in its sole discretion, with the results of the Inspection.

          (e) Release.  Fairfield  shall have received the Release,  executed by
              -------
     the Shareholders and PPM.

          (f) Vacation  Break Merger.  The Merger of FCVB Corp.,  a wholly owned
              ----------------------
     subsidiary of Fairfield with and into Vacation Break U.S.A., Inc. (the "Vacation Break Merger") shall have been consummated.

          (g) Opinion of Ocean Ranch  Counsel.  Fairfield  shall have received a
              -------------------------------
    favorable opinion of counsel for Shareholders and Ocean Ranch with respect to the matters set forth on Schedule 6.3(g).

     VI.4 Frustration of Closing Conditions. None of Fairfield, Shareholders, Merger Sub or Ocean Ranch may rely on the failure of any condition set forth in
Section 6.1, 6.2 or 6.3, as the case may be, to be satisfied if such failure was caused by such party's failure to use reasonable efforts to consummate the Merger and the other transactions contemplated by this Agreement, as required by and subject to Section 5.6.

     VI.5 Closing Documents and Procedures. In addition to the other obligations and procedures to be performed at the Closing, the parties will undertake the following actions:

          (a) Deliveries of  Shareholders.  At the Closing,  Shareholders  shall
              ---------------------------
     deliver to Fairfield:

               (i) a certificate or certificates representing each Shareholder's shares of Ocean Ranch Common Stock outstanding immediately prior to the Effective Time.

               (ii) a certificate executed by each Shareholder certifying that the representations and warranties set forth in Sections 3.2 and 3.3 are true and correct on and as of the Effective Time, with the same force and effect as though such representations and warranties had been made on, as of and with reference to the Effective Time and that Shareholders have performed and complied with all covenants and agreements and satisfied all conditions required by this Agreement to be performed or complied with or satisfied by them for the benefit of Fairfield at or prior to the Effective Time;

               (iii) the Release, executed by the Shareholders and their affiliates; and

               (iv) the Assumption Agreement, executed by the Delegees and the Obligee.

          (b)  Deliveries  of Ocean  Ranch.  At the  Closing,  Ocean Ranch shall
               ---------------------------
    deliver to Fairfield:

                    (i) a  certificate  of an officer of Ocean Ranch  certifying that the representations and warranties set forth in Section 3.2 are true and correct on and as of the Effective Time, with the same force and effect as though such representations and warranties had been made on, as of and with reference to the Effective Time and that Ocean Ranch has performed and complied with all covenants and agreements and satisfied all conditions required by this Agreement to be performed or complied with or satisfied by it for the benefit of Fairfield at or prior to the Effective Time;

                    (ii) certificates of good standing and corporate existence for Ocean Ranch;

                    (iii) the  opinion of counsel to Ocean Ranch as set forth in
               Section 6.3(h); and

                    (iv) the Assumption Agreement, executed by Ocean Ranch.

       (c)  Fairfield's Deliveries. At the Closing,  Fairfield shall deliver to
            ----------------------
            the Shareholders:

                    (i) each Shareholder's  Ocean Ranch Percentage of the Merger
               Consideration;

                   (ii) evidence of payment of the PPM Loan Amount;

                  (iii) evidence of payment of the Capital  Contribution  Loan
               Interest Amount; and

                   (iv) a  certificate  of an officer of  Fairfield  certifying that the representations and warranties set forth in Section 3.1 are true and correct on and as of the Effective Time, with the same force and effect as though such representations and warranties had been made on, as of and with reference to the Effective Time and that Fairfield has performed and complied with all covenants and agreements and satisfied all conditions required by this Agreement to be performed or complied with or satisfied by it for the benefit of Ocean Ranch at or prior to the Effective Time.


                                   ARTICLE VII
                        TERMINATION, AMENDMENT AND WAIVER

     VII.1 Termination. This Agreement may be terminated, and the Merger contemplated hereby may be abandoned, at any time prior to the Effective Time:

          (a) by mutual  written  consent  of  Fairfield,  Merger  Sub and Ocean
     Ranch;

          (b) by either Fairfield or Ocean Ranch;

               (i) if the Merger shall not have been consummated on or before December 31, 1997, unless the failure to consummate the Merger is the result of a breach of this Agreement by the party seeking to terminate this Agreement;

               (ii) if any Governmental Entity of competent jurisdiction shall have issued a restraint or taken any other action permanently enjoining, restraining or otherwise prohibiting the Merger or any of the other actions contemplated under the Agreement and such restraint shall have become final and nonappealable;

          (c) by Fairfield if there has been a material violation by Shareholders of any agreement, representation or warranty contained in this Agreement that has rendered the satisfaction of any condition to the obligations of Fairfield impossible and such violation or breach has not been waived by Fairfield and is not due to Fairfield's default;

          (d)  by  Fairfield,   if  the  Vacation  Break  Merger  has  not  been
     consummated on or before December 31, 1997;

          (e) by Fairfield, at or prior to the expiration of the Inspection Period, without cause and for whatever reason and without liability on the part of any party hereto, by delivering to Ocean Ranch at or prior to the expiration of the Inspection Period, written notice of Fairfield's election to terminate this Agreement;

          (f) by either Fairfield or Ocean Ranch if the other shall fail to fulfill or satisfy any condition precedent to the performance of the first party's obligations in accordance with the terms hereof; and

          (g) by Ocean Ranch, if there has been a material violation by Fairfield of any agreement, representation or warranty contained in this Agreement which has rendered the satisfaction of any condition to the obligations of Shareholders and Ocean Ranch impossible and such violation or breach has not been waived by Shareholders and Ocean Ranch and is not due to Shareholders' or Ocean Ranch's default.

     VII.2 Effect of Termination. In the event of termination of this Agreement by Ocean Ranch or Fairfield as provided in Section 7.1, this Agreement shall terminate and there shall be no liability on the part of either Ocean Ranch or Fairfield, except for (a) liabilities arising from a breach of this Agreement prior to such termination if the termination is made under Section 7.1(b)(i), and (b) liabilities arising from a breach of a provision of this Agreement which is to be performed regardless of any such termination.

     VII.3 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     VII.4 Extension; Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No other action or course of dealing, including, without limitation, the consummation of the Merger with notice or knowledge of any inaccuracy in the representations or breach of the warranties of the other party or any investigation thereof, will operate as a waiver of any rights under this Agreement. The delay or failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

     VIII.1 Survival of Representations and Warranties. The respective covenants, representations, warranties, covenants and the indemnities set forth in this Agreement shall survive after the Effective Time and shall continue in full force and effect. VIII.2 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a)      if to Ocean Ranch:

                           Ocean Ranch Development, Inc.
                           3015 North Ocean Boulevard, Suite 121
                           Fort Lauderdale, Florida  33308
                           Attention:  President
                           with a copy to:

                           Greenspoon, Marder, Hirschfeld,
                             Rafkin, Ross & Berger
                           Trade Center South, Suite 700
                           100 West Cypress Creek Road
                           Fort Lauderdale, Florida  33309
                           Attention:  Gerald Greenspoon, Esq.

                  (b)      if to Shareholders:

                           James E. Lambert
                           3015 North Ocean Boulevard, Suite 121
                           Fort Lauderdale, Florida  33308

                           James R. Lambert
                           3015 North Ocean Boulevard, Suite 121
                           Fort Lauderdale, Florida  33308

                           Daniel Lambert
                           3015 North Ocean Boulevard, Suite 121
                           Fort Lauderdale, Florida  33308

                           in each case, with a copy to:

                           Greenspoon, Marder, Hirschfeld,
                             Rafkin, Ross & Berger
                           Trade Center South, Suite 700
                           100 West Cypress Creek Road
                           Fort Lauderdale, Florida  33309
                           Attention:  Gerald Greenspoon, Esq.

                  (c)      if to Fairfield or Merger Sub:

                           Fairfield Communities, Inc.
                           11001 Executive Center Drive
                           Little Rock, Arkansas  72211
                           Attention:  Mr. John W. McConnell

                           with a copy to:

                           Jones, Day, Reavis & Pogue
                           2001 Ross Avenue, Suite 2300
                           Dallas, Texas  75201
                           Attention:  Mark V. Minton, Esq.

     VIII.3 Definitions. For purposes of this Agreement:

          (a) an "affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person;

          (b) "Code" means the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder, as in effect from time to time;

          (c) an "environmental law" means any law, statute, regulation, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement, which relates to or otherwise imposes liability or standards of conduct concerning mining or reclamation of mined land, discharges, emissions, releases or threatened releases of noises, odors or any pollutants, contaminants or hazardous or toxic wastes, substances or materials, whether as matter or energy, into ambient air, water, or land, or otherwise relating to the manufacture, processing, generation, distribution, use, treatment, storage, disposal, cleanup, transport or handling of pollutants, contaminants, or hazardous wastes, substances or materials, including (but not limited to) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Resource Conservation and Recovery Act of 1976, as amended, the Toxic Substances Control Act of 1976, as amended, the Federal Water Pollution Control Act Amendments of 1972, the Clean Water Act of 1977, as amended, any so-called "Superlien" law, and any other similar Federal, state or local statutes;

          (d) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all regulations promulgated thereunder, as in effect from time to time;

          (e) "Governmental Entity" means any government or any court, arbitral tribunal, administrative agency or commission or other governmental or other regulatory authority or agency, federal, state, local or foreign;

          (f)  "Interest"   means  the  45%  general  partner  interest  in  the
     Partnership held beneficially and of record by Ocean Ranch;

          (g) "knowledge" of any person means actual knowledge and, if such person is not an individual, actual knowledge of the directors and executive officers or partners of such person;

          (h) "Liens" means liens, charges, pledges, options, mortgages, deeds of trust, security interests, conditional sales agreements, claims, restrictions (whether on voting, sale, transfer, disposition or otherwise), and other encumbrances, adverse claims and interests of every type and description, whether imposed by law, agreement, understanding or otherwise;

          (i) "material adverse change" or "material adverse effect" means, when used in connection with Ocean Ranch or Fairfield, any change or effect that is materially adverse to the business, properties, assets, financial condition, prospects, or results of operations of such party and its Subsidiaries taken as a whole;

          (j) "Partnership" means Ocean Ranch Vacation Group, a Florida general partnership;

          (k) "Partnership Agreement" means that certain Ocean Ranch Vacation Group Joint Venture Agreement of the Partnership, dated as of January 10, 1996, between Vacation Break at Ocean Ranch, Inc., and Ocean Ranch Development, Inc.;

          (l) "person" means an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity;

          (m) "Personal Property" means (a) all tangible personal property owned by the Partnership and located on, attached to, and used in connection with the operation of the Resort Property including furniture, fixtures and equipment, (b) the Partnership's interest in all personal property, licenses, permits, plans, studies and utility arrangements with respect to the Resort Property, (c) the Partnership's interest in all service, maintenance, management or other contracts relating to the ownership or operation of the Resort Property, and (d) the Partnership's interest in all warranties and guaranties, if any, relating to the Resort Property;

          (n) "Resort Property" means that certain resort property known as Ocean Ranch owned by the Partnership, including the land upon which the Resort Property is situated, together with all rights appurtenant thereto, the building, fixtures and other improvements now or hereafter situated thereon and all leases and/or occupancy agreements for space in such improvements, including any and all amendments and modifications thereto and any and all acceptance, guaranty or other agreements related thereto, and the Personal Property; and

     VIII.4 Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

     VIII.5 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signet by each of the parties and delivered to the other parties.

     VIII.6 Entire Agreement; No Third-party Beneficiaries. This Agreement (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and (b) are not intended to confer upon any person other than the parties any rights or remedies.

     VIII.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     VIII.8 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, except that Merger Sub may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to Fairfield or to any direct wholly owned corporate subsidiary of Fairfield. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

     VIII.9 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Florida or in Florida state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Florida or any Florida state court in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than a federal court sitting in the State of Florida or an Florida state court.


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Fairfield, Merger Sub and Ocean Ranch have caused this Agreement to be signed by their respective officers thereunto duly authorized and Shareholders have signed this Agreement, all as of the date first written above.

                                 FAIRFIELD COMMUNITIES, INC.


                                 By:     /s/ J.W. McConnell
                                   ------------------------------------
                                            J.W. McConnell
                                    President and Chief Executive Officer

                                 FC OCEAN RANCH, INC.


                                 By:     /s/ J.W. McConnell
                                    ------------------------------------
                                             J.W. McConnell
                                             President


                                 OCEAN RANCH DEVELOPMENT, INC.


                                 By:     /s/ Daniel Lambert
                                     -----------------------------------
                                 Name:    Daniel Lambert
                                 Title:   President



                                        /s/ James E. Lambert
                                     ----------------------------------
                                            James E. Lambert



                                       /s/ James R. Lambert
                                     ----------------------------------
                                           James R. Lambert


                                         /s/ Daniel Lambert
                                     ----------------------------------
                                             Daniel Lambert

                                    EXHIBIT A

                              SURVIVING CORPORATION
                            ARTICLES OF INCORPORATION



                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                          OCEAN RANCH DEVELOPMENT, INC.


     On December 19, 1997, the Board of Directors and the shareholders of OCEAN RANCH DEVELOPMENT, INC. duly adopted the following Amended and Restated Articles of Incorporation pursuant to the provisions of 607.0704, 607.1003 and 607.1007 of the Florida Business Corporation Act:

                                    ARTICLE I
                                      NAME

         The name of the corporation is Ocean Ranch Development, Inc.

                                   ARTICLE II
                      PRINCIPAL OFFICE AND MAILING ADDRESS

     The Corporation's principal office and mailing address is 11001 Executive Center Drive, Little Rock, Arkansas 72211.

                                   ARTICLE III
                                     SHARES

     The Corporation shall have authority to issue 10,000 common shares with a par value of $.01 per share.

                                   ARTICLE IV
                           REGISTERED AGENT AND OFFICE

     The street address of its registered office is 1200 South Pine Island Road, Plantation, Florida 33324, and the name of its registered agent at that address is CT Corporation System.

                                    ARTICLE V
                                    DIRECTORS

     The Corporation initially shall have three (3) directors, whose names and addresses are:

        Name                                             Address

  John W. McConnell                               11001 Executive Center Drive
                                                  Little Rock, Arkansas  72211

  Robert W. Howeth                                11001 Executive Center Drive
                                                  Little Rock, Arkansas  72211

  Marcel J. Dumeny                                11001 Executive Center Drive
                                                  Little Rock, Arkansas  72211

                                   ARTICLE VI
                        LIMITATION ON DIRECTOR LIABILITY

     A director shall not be personally liable to the Corporation or the holders of shares of capital stock for monetary damages for breach of fiduciary duty as a director, except (i) for any breach of the duty of loyalty of such director to the Corporation or such holders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section  607.0831 of the  Florida  Business  Corporation  Act (the  "FBCA"),  or
(iv) for any transaction from which such director derives an improper personal benefit. If the FBCA is hereafter amended to authorize the further or broader elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the FBCA, as so amended. No repeal or modification of this Article VII shall adversely affect any right of or protection afforded to a director of the Corporation existing immediately prior to such repeal or modification.

                                   ARTICLE VII
                                 INDEMNIFICATION

     The Corporation shall indemnify and advance expenses to, and may purchase and maintain insurance on behalf of, its officers and directors to the fullest extent permitted by law as now or hereafter in effect. Without limiting the generality of the foregoing, the Bylaws may provide for indemnification and advancement of expenses to officers, directors, employees and agents on such terms and conditions as the Board of Directors may from time to time deem appropriate or advisable.

     IN  WITNESS  WHEREOF,   the   undersigned,   being  the  President  of  the
Corporation, has signed these Amended and Restated Articles of Incorporation this 19th day of December, 1997.


                                                     Robert W. Howeth
                                                     Vice President

                                    EXHIBIT B

                          SURVIVING CORPORATION BYLAWS



                           AMENDED AND RESTATED BYLAWS
                                       OF
                          OCEAN RANCH DEVELOPMENT, INC.

                            Adopted December 19, 1997


                                    ARTICLE I
                                     Offices

     SECTION 1. Principal Office. The principal office of Ocean Ranch Development, Inc. (the "Corporation") may be located either within or without the State of Florida as the board of directors (the "Board of Directors" or the "Board") may designate or as the business of the Corporation may require from time to time.

     SECTION 2. Registered Office. The registered office of the Corporation, required by the Florida Business Corporation Act to be maintained in the State of Florida, may be, but need not be, identical to the principal office in the State of Florida, and the address of the registered office may be changed from time to time by the Board of Directors.


                                   ARTICLE II
                                  Shareholders

     SECTION 1. Annual Meeting. The annual meeting of the shareholders shall be held on such date as the Board may determine in each year at such hour as may be specified in a notice of meeting or in a duly executed waiver of notice, for the purpose of electing Directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Florida, the meeting shall be held on the next succeeding business day. If the election of Directors is not held on the day designated in these bylaws for any annual meeting of the shareholders, or at any adjournment of the annual meeting, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient.

     SECTION 2. Special Meetings. Special meetings of the shareholders, for any purpose, may be called by the Board, by the holders of not less than ten percent (10%) of all the votes entitled to be cast on any issue to be considered at the meeting, or by the President of the Corporation.

     SECTION 3. Place of Meeting. The Board may designate any place, either within or without the State of Florida, unless otherwise prescribed by statute, as the place of meeting for any annual meeting of shareholders. The Chairman of the Board, if one is elected, or the President may designate any place, either within or without the State of Florida, unless otherwise prescribed by statute, as the place of the meeting. If no designation is made, the place of the meeting shall be the principal office of the Corporation in the State of Florida.

     SECTION 4. Notice of Meeting. Written notice stating the time, date, and place of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered to each shareholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally, by telegraph, teletype, or other form of electronic communication, or by mail, by or at the direction of the President, the Secretary, or the person or persons calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, postage prepaid.

     SECTION 5. Fixing of Record Date. The Board may fix a date nor more than seventy (70) and not less than ten (10) days prior to the date set for any meeting of the shareholders as the record date as of when the shareholders of record entitled to notice of and to vote at such meeting and any adjournment thereof shall be determined.

     SECTION 6. Shareholders' List for Meeting. After fixing the record date for a meeting, an alphabetical list of the names of all shareholders entitled to notice of the meeting, arranged by voting group, with the address of and the number, class, and series, if any, of shares held by each, shall be prepared. The list shall, upon written demand, be available during regular business hours, for inspection by any shareholder and at his expense for a period of ten (10) days prior to the meeting date, or such shorter time as may exist between the record date and the meeting, and continuing through the meeting, at the Corporation's principal office, at a place set forth in the meeting notice in the city where the meeting will be held, or at the office of the Corporation's transfer agent or registrar. The Corporation shall also make the list available at the meeting.

     SECTION 7. Quorum. A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders. When a meeting is adjourned, it shall not be necessary to give any notice of the adjourned meeting if the time, date, and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted at the original date of the meeting. If, however, following the adjournment, the Board fixes a new record date for the adjourned meeting, notice of such adjourned meeting shall be given, in compliance with Section 4 of this Article II, to each shareholder of record on the new record date entitled to vote at such meeting. After a quorum has been established at a shareholders' meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the numbered required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

     SECTION 8. Proxies. Every shareholder entitled to vote at a meeting of shareholders, or to express consent or dissent without a meeting, or his duly authorized attorney-in-fact, may authorize another person or persons to act for him by proxy. The proxy must be executed in writing by the shareholder or his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of such meeting or at the time of expressing such consent or dissent without a meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

     SECTION 9. Voting of Shares. Each outstanding share of stock entitled to vote shall be entitled to one (1) vote upon each matter submitted to a vote at a meeting of the shareholders.

     SECTION 10. Voting of Shares by Certain Holders. Shares of stock standing in the name of another corporation may be voted by the officer, agent, or proxy as prescribed by the bylaws of the corporate shareholder or, in the absence of any applicable bylaw, by such person as the Board of Directors of the corporate shareholder may designate. Proof of such designation may be made by presentation of a certified copy of the bylaws or other instrument of the corporate shareholder. In the absence of such designation, or in case of conflicting designation by the corporate shareholder, the Chairman of the Board, the President, any Vice President, the Secretary, and the Treasurer of the corporate shareholder shall be presumed to possess, in that order, authority to vote such shares.

     Shares of stock held by an administrator, executor, guardian, personal representative, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name.

     Shares of stock standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name or the name of his nominee.

     Shares of stock standing in the name of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by him or her without the transfer thereof into his or her name.

     A shareholder whose shares of stock are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the shares so transferred.

     Shares of stock owned by another corporation the majority of whose shares of stock entitled to vote for Directors is owned or controlled by the Corporation shall not be voted, directly or indirectly, at any meeting.



                                   ARTICLE III
                               Board of Directors

     SECTION 1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors.

     SECTION 2. Number, Tenure, and Qualification. The number of Directors of the Corporation initially shall be three (3). The number of Directors may be increased or decreased from time to time by amendment of these bylaws, provided that the Corporation shall always have at least one (1) director. Any increase in the number of Directors shall be effective immediately. Any decrease in the number of Directors shall be effective at the time of the next succeeding annual meeting of the Shareholders unless there shall be vacancies on the Board, in which case such decrease may become effective at any time prior to the next succeeding annual meeting to the extent of the number of vacancies.

     Except as otherwise provided by statute, the Directors shall be elected at the annual meeting of Shareholders and, at each meeting of Shareholders for the election of Directors at which a quorum is present, the persons receiving a plurality of the votes cast at such election shall be elected as Directors.

     Each initial director shall hold office until the first shareholders' meeting at which Directors are elected. Thereafter, each director shall hold office until the next annual meeting of shareholders and until his successor is elected and qualified or until his earlier resignation, death, or removal from office.

     SECTION 3. Chairman of the Board. The Board of Directors of the Corporation may elect a Chairman who, if so elected, shall preside at all meetings of the Board of Directors. The Chairman shall have such other powers and shall perform all duties as from time to time may be granted or assigned to him by the Board of Directors and as provided by law.

     SECTION 4. Annual and Regular Meetings. The annual meeting of the Board of Directors shall be held without other notice than this bylaw immediately after and at the same place as the annual meeting of shareholders. The Board of Directors may provide, by resolution, the time, date, and place for the holding of regular meetings without other notice than such resolution.

     SECTION 5. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, by the President, or by any two Directors. The Chairman of the Board, if one is elected, or the President shall fix the place for holding such special meeting.

     SECTION 6. Notice. Notice of any special meeting shall be given at least two (2) days before the meeting by written notice delivered personally, or by mail, telecopy, telegram, cablegram, or other form of electronic communication to each director at his business address, unless in case of emergency, the Chairman of the Board, if one is elected, or the President shall prescribe a shorter notice to be given personally or by telegraph, telecopy, cablegram, or other electronic communication to each director at his residence or business address. If a notice of meeting is mailed, such notice shall be deemed to be delivered five (5) days after its deposit in the United States mail, if mailed, postpaid and correctly addressed. Any director may waive notice of any meeting, before or after the meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time or date of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

     SECTION 7. Quorum.  A majority of the number of Directors fixed pursuant to
Section 2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the Board of Directors. A majority of the Directors present, whether or not a quorum exists, may adjourn any meeting of the Board to another time and place. Notice of any such adjourned meeting shall be given to the Directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other Directors.

     SECTION 8. Manner of Acting. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     SECTION 9. Vacancies. Any vacancy occurring on the Board, including any vacancy created by reason of an increase in the number of Directors, may be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall hold office only until the next annual meeting of shareholders and until his successor shall have been elected and qualified or until his earlier resignation, removal from office, or death.

     SECTION 10. Compensation. By resolution of the Board of Directors, the Directors may be paid their expenses, if any, for attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board or may be paid a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

     SECTION 11. Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken, unless he objects at the beginning of the meeting to holding it or transacting specified business at the meeting or he votes against or abstains from the action taken.

     SECTION 12. Constructive Presence at a Meeting. A member of the Board of Directors may participate in a meeting of such Board by any means of communication by which all persons participating in the meeting may simultaneously hear each other during the meeting. Participating by such means shall constitute presence in person at a meeting.

     SECTION 13. Action Without a Meeting. Any action required or permitted by law to be taken at any meeting of the Board or a committee thereof, may be taken without a meeting if the action is taken by all members of the Board or of the committee. The action must be evidenced by one or more written consents describing the action taken and signed by each director or committee member. The action so taken is effective when the last director signs the consent, unless the consent specifies a difference effective date. A consent so signed has the effect of a meeting vote and may be described as such in any document.


                                   ARTICLE IV
                                    Officers

     SECTION 1. Number. The officers of the Corporation shall be a President, a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors. One or more Vice Presidents and such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors.

     SECTION 2. Election and Term of Office. The officers of the Corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until his successor shall have been elected and qualified or until his earlier resignation, removal from office, or death.

     SECTION 3. Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever, in its judgment, the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     SECTION 4. Vacancies. A vacancy, however occurring, in any office may be filled by the Board of Directors for the unexpired portion of the term.

     SECTION 5. President. The President shall be the principal executive officer of the Corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business affairs of the Corporation. He shall, when present, preside at all meetings of the shareholders. The President shall also preside at the meetings of the Board of Directors, unless the Board of Directors has elected a Chairman and the Chairman is present at such meetings. The President may sign any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed. The President shall in general perform all duties as from time to time may be assigned to him by the Board of Directors.

     SECTION 6. Vice President. In the absence of the President or in the event of his death or his inability or refusal to act, the Vice President, if one is elected, shall have the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice President, if one is elected, shall perform such other duties as from time to time may be assigned to him by the President or the Board of Directors. If more than one Vice President is elected, the Board of Directors shall designate which Vice President shall serve until the election of a successor President.

     SECTION 7. Secretary. The Secretary shall: (a) keep the minutes of all the meetings of the shareholders and the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) have general charge of the stock transfer books of the Corporation; (f) authenticate all records of the Corporation; and
(g) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

     SECTION 8. Treasurer. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; (b) receive and give receipts for monies due and payable to the Corporation from any source whatsoever, and deposit all such monies in the name of the Corporation in such banks, trust companies, or other depositories as shall be selected in accordance with the provisions of Article VI of these bylaws; (c) in general, perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

     SECTION 9. Compensation. The compensation of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such compensation by reason of the fact that he is also a director of the Corporation.


                                    ARTICLE V
                                  Resignations

     Any director of the Corporation may resign by delivering written notice to the Board of Directors or its Chairman or to the Corporation. Any officer of the Corporation may resign at any time by giving written notice to the Corporation. Any such resignation shall take effect when delivered unless the notice specifies a later effective date.



                                   ARTICLE VI
                     Contracts, Loans, Checks, and Deposits

     SECTION 1. Contracts. The Board of Directors may authorize any officer or officers, agent or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, unless otherwise restricted by law. Such authority may be general or confined to specific instances.

     SECTION 2. Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

     SECTION 3. Checks, Drafts, Etc. All checks, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation in such manner as shall from time to time be determined by resolution of the Board of Directors.

     SECTION 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

                                   ARTICLE VII
                   Certificates for Shares and Their Transfer

     SECTION 1. Certificates for Shares. Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board of Directors. Certificates shall be signed by the President or by such other officers as authorized by law. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled, and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed, or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

     SECTION 2. Transfer of Shares. Transfer of shares of the Corporation shall be made on the stock transfer books of the Corporation only when the holder of record thereof or his legal representative, or his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, shall furnish proper evidence of authority to transfer, and when there is surrendered for cancellation the certificate for such shares, properly endorsed. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.


                                  ARTICLE VIII
                                   Fiscal Year

     The fiscal year of the Corporation shall begin on January 1 and end on December 31 in each year, except its first fiscal year, which shall begin on the date of incorporation.


                                   ARTICLE IX
                                    Dividends

     The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.


                                    ARTICLE X
                           Indemnification of Officers
                         Directors, Employees and Agents

     SECTION 1. Indemnification. The Corporation shall, and does hereby, indemnify and hold harmless to the fullest extent permitted or authorized by current or future legislation or current or future judicial or administrative decisions (but, in the case of any such future legislation or decisions, only to the extent that it permits the Corporation to provide broader indemnification rights than permitted prior to such legislation or decisions), each person (including here and hereinafter, the heirs, executors, administrators, personal representatives or estate of such person) who was or is a party, or is threatened to be made a party, or was or is a witness, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), from, against and in respect of any liability (which for purposes of this Article X shall include any judgment, settlement, penalty or fine) or cost, charge or expense (including attorneys' fees and expenses) asserted against him or incurred by him by reason of the fact that such indemnified person (1) is or was a director or officer of the Corporation or (2) is or was an employee or agent of the Corporation as to whom the Corporation has agreed in writing to grant such indemnity or (3) is or was serving, at the request of the Corporation, as a director, officer, employee or trustee of another corporation, partnership, joint venture, trust or other enterprise (including serving as a fiduciary of an employee benefit plan) or is or was serving as an agent of such other corporation, partnership, joint venture, trust or other enterprise, in each case, as to whom the Corporation has agreed in writing to grant such indemnity. Each director, officer, employee or agent of the Corporation as to whom indemnification rights have been granted under this Section 1 of this Article X shall be referred to as an "Indemnified Person."

     Notwithstanding  the  foregoing,  except as  specified in Section 3 of this
Article X, the Corporation shall not be required to indemnify an Indemnified Person in connection with a Proceeding (or any part thereof) initiated by such Indemnified Person unless the authorization for such Proceeding (or any part thereof) was not denied by the Board of Directors of the Corporation within sixty (60) days after receipt of notice thereof from such Indemnified Person stating his intent to initiate such Proceeding and only then upon such terms and conditions as the Board of Directors may deem appropriate.

     SECTION 2. Advance of Costs, Charges and Expenses. Costs, charges and expenses (including attorneys' fees and expenses) incurred by an officer or director who is an Indemnified Person in defending a Proceeding shall be paid by the Corporation, to the fullest extent permitted or authorized by current or future legislation or current or future judicial or administrative decisions (but, in the case of any such future legislation or decisions, only to the extent that it permits the Corporation to provide broader rights to advance costs, charges and expenses than permitted prior to such legislation or decisions), in advance of the final disposition of such Proceeding, upon receipt of an undertaking by or on behalf of the Indemnified Person to repay all amounts so advanced in the event that it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this
Article X. The Corporation may, upon approval of the Indemnified Person, authorize the Corporation's counsel to represent such person in any Proceeding, whether or not the Corporation is a party to such Proceeding. Such authorization may be made by the Chairman of the Board of Directors, unless he is a party to such Proceeding, or by the Board of Directors by majority vote, including directors who are parties to such Proceeding.

     SECTION 3. Procedure for Indemnification. Any indemnification or advance under this Article X shall be made promptly and in any event within forty-five
(45) days upon the written request of the Indemnified Person. The right to indemnification or advances as granted by this Article X shall be enforceable by the Indemnified Person in any court of competent jurisdiction, if the Corporation denies such request under this Article, in whole or in part, or if no disposition thereof is made within forty-five (45) days. Such Indemnified Person's costs and expenses incurred in connection with successfully establishing his right to indemnification or advances, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action that the claimant has not met the standard of conduct, if any, required by current or future legislation or by current or future judicial or administrative decisions for indemnification (but, in the case of any such future legislation or decisions, only to the extent that it does not impose a more stringent standard of conduct than permitted prior to such legislation or decision), but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or any committee thereof, its independent legal counsel, and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct, if any, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors or any committee thereof, its independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     SECTION 4. Rights Not Exclusive; Contract Right; Survival. The indemnification provided by this Article X shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any agreement, vote of shareholders or disinterested directors or otherwise, both as to actions in such person's official capacity and as to actions in another capacity while holding such office, and shall continue as to an Indemnified Person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, administrators, personal representatives and estate of such person. All rights to indemnification and advances under this
Article X shall be deemed to be a contract between the Corporation and each Indemnified Person who serves or served in such capacity at any time while this
Article X is in effect and, as such, are enforceable against the Corporation. Any repeal or modification of this Article X or any repeal or modification of relevant provisions of Florida's corporation law or any other applicable laws shall not in any way diminish these rights to indemnification of or advances to such Indemnified Person, or the obligations of the Corporation arising hereunder, for claims relating to matters occurring prior to such repeals or modification.

     SECTION 5. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (including serving as a fiduciary of an employee benefit plan), with respect to any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article X or the applicable provisions of Florida law.

     SECTION 6. Savings Clause. If this Article X or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless, and make advances to, each Indemnified Person as to costs, charges and expenses (including attorneys' fees), liabilities, judgments, fines and amounts paid in settlement with respect to any Proceeding, including any action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this
Article X that shall not have been invalidated and as otherwise permitted by applicable law.

                                   ARTICLE XI
                                      Seal

The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation, the state of incorporation, and the words, "Corporate Seal."

                                   ARTICLE XII
                                Waiver of Notice

     Unless otherwise provided by law, whenever any notice is required to be given to any shareholder or director of the Corporation under the provisions of these bylaws or under the provisions of its Articles of Incorporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. ARTICLE XIII Rules of Order

     Roberts' Rules of Order, Newly Revised, shall prescribe the rules of conduct for all meetings of the Corporation so far as not inconsistent with the laws of Florida, with the Articles of Incorporation, or with these bylaws.


                                   ARTICLE XIV
                                    Amendments

     These bylaws may be altered, amended, or repealed and new bylaws may be adopted by a vote of the Board of Directors.


                                    ARTICLE XV
                                 Corporate Records

     The Corporation shall maintain in written form or in a form capable of conversion into written form (a) permanent records of minutes of all meetings of its shareholders and Board of Directors, or any committee thereof; or a record of all action taken without a meeting of its shareholders or Board of Directors, or any committee thereof; (b) accurate accounting records; (c) a record of its shareholders in a form that permits preparation of a list of names and addresses of all shareholders in alphabetical order by class of shares showing the number and series held by each. Additionally, the Corporation shall keep a copy of (a) its Articles of Incorporation and all amendments currently in effect; (b) its Bylaws, or restated Bylaws, and all amendments currently in effect; (c) resolutions adopted by its Board of Directors creating one or more classes or series of shares and affixing their relative rights, preferences, and limitations, if shares issued pursuant thereto are outstanding; (d) minutes of all shareholders' meetings and records of all action taken by shareholders without a meeting for the past three years; (e) written communications to all shareholders, generally, or all shareholders of a class or series within the past three years, including the financial statements furnished for the past three years pursuant to the Florida Business Corporation Act; (f) a list of names and business street addresses of its current Directors and officers; and
(g) its most recent annual report delivered to the Florida Department of State pursuant to the Florida Business Corporation Act.


                                     ARTICLE XVI
                                   Emergency Bylaws

     In the event that a quorum of the Corporation's Board of Directors cannot readily be assembled because of a catastrophic event, the following emergency bylaws are in effect until termination of the emergency:

          (a) Notice of a meeting of the Board of Directors need only be given to those Directors whom it is practicable to reach and may be given in any practicable manner, including by publication and radio;

          (b) One or more officers of the Corporation present at the meeting of the Board of Directors may be deemed to be Directors for the meeting, in order of rank and within the same rank in order of seniority, as necessary to achieve a quorum; and

          (c) The Director or Directors in attendance at a meeting shall constitute a quorum.

     The Corporation's bylaws not inconsistent with the emergency bylaws shall remain in effect during an emergency. During an emergency as set forth herein, the Board of Directors may:

          (a) Modify lines of succession to accommodate the incapacity of any director, officer, employee, or agent; and

          (b) Relocate the principal office or designate alternative principal or regional offices or authorize the officers to do so.

                                    EXHIBIT C

                           COMPLETE AND FINAL RELEASE

          WHEREAS, Ocean Ranch Development, Inc., a Florida corporation ("Ocean Ranch"), James E. Lambert, James R. Lambert and Daniel Lambert (each a "Shareholder" and collectively, the "Shareholders") have entered into the Agreement and Plan of Merger, dated as of December 10, 1997 (the "Merger Agreement"), among Fairfield Communities, Inc., a Delaware corporation ("Fairfield"), Fairfield Ocean Ranch, Inc., a Florida corporation and a wholly owned subsidiary of Fairfield ("Merger Sub"), the Shareholders and Ocean Ranch;

          WHEREAS, pursuant to the Merger Agreement the Shareholders have agreed to deliver, and in consideration of the payment of the PPM Loan Amount (as defined in the Merger Agreement) PPM Brokerage Service, Inc. ("PPM") has agreed to deliver, a complete and final release of all claims against Ocean Ranch, Ocean Ranch Vacation Group, a Florida general partnership (the "Partnership") and its partners; and

          WHEREAS, each of the Shareholders acknowledges that he has read and understands this Release, that he has conferred with his counsel concerning the effect of this Release, and he is executing this Release of his own free will.

          NOW, THEREFORE, each of the Shareholders, for himself and his affiliates, legal representatives, heirs, successors and assigns, and PPM, for itself and its affiliates, successors and assigns, does hereby fully and forever release, relinquish, acquit and discharge (a) Ocean Ranch, its successors and assigns, and its and their shareholders, directors, officers, attorneys, employees, agents, representatives and assets, and all persons or entities in privity with them or any of them from (i) all debts, obligations, liabilities, liens and duties under the PPM Loan, (ii) all claims in respect of loans, advances, project management or marketing fees or other obligations, and (iii) any and all actions, causes of action, claims, suits, debts, sums of money, accounts, bonds, bills, covenants, contracts, agreements, promises, damages, judgments, claims and demands whatsoever, in law or equity, whether known or unknown and whether now existing or hereafter arising including, without limitation, any matter described on Schedule 3.2(j) to the Merger Agreement, except claims arising under Sections 5.1, 5.2 and 5.3 of the Merger Agreement, and (b) the Partnership, its successors, assigns and partners, and its and their directors, officers, attorneys, employees, agents, representatives, and assets, and all persons or entities in privity with them or any of them from (i) all debt, obligations, liabilities, liens and duties under the Partnership Agreement (as defined in the Merger Agreement), (ii) all claims in respect of loans, advances, project management or marketing fees or other obligations, and (iii) all actions, causes of action, claims, suits, debts, sums of money, accounts, bonds, bills, covenants, contracts, agreements, promises, damages, judgments, claims and demands whatsoever, in law or equity, whether known or unknown and whether now existing or hereafter arising including, without limitation, any matter described on
     Schedule 3.2(j) to the Merger Agreement, except claims arising under Sections 5.1, 5.2 and 5.3 of the Merger Agreement.

          The Shareholders and PPM hereby covenant and agree with Ocean Ranch and the Partnership to sign, seal, execute and deliver, or cause to be signed, sealed, executed and delivered, and to make or cause to be done or made, upon the reasonable request of Ocean Ranch or the Partnership, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may reasonably be required by Ocean Ranch or the Partnership for the purpose of, or in connection with, the releases granted hereunder.

          IN WITNESS WHEREOF, this Complete and Final Release is executed as of the 19th day of December, 1997.


                                           /s/James E. Lambert
                                          ------------------------------
                                             James E. Lambert


                                           /s/James R. Lambert
                                          ------------------------------
                                              James R. Lambert


                                          /s/Daniel Lambert
                                          -----------------------------
                                             Daniel Lambert

                                            PPM BROKERAGE SERVICE, INC.


                                         By: /s/Linda M. Fenner
                                         ----------------------------------
                                       Name: Linda M. Fenner
                                         ----------------------------------

                                      Title: President
                                          ---------------------------------

                                    EXHIBIT D

                             AGREEMENT OF ASSUMPTION

          This AGREEMENT OF ASSUMPTION (the "Assumption Agreement"), is made and entered into as of December 19, 1997, by and among James E. Lambert ("JL"), Ocean Ranch Development, Inc., a Florida corporation ("Ocean Ranch"), Ralph
     P. Muller ("RM") and Kevin M. Sheehan ("KS" and together with RM, the "Delegees"). Capitalized terms used and not otherwise defined in this Agreement have the meanings ascribed to those terms in the Merger Agreement referred to below.

          WHEREAS, pursuant to the terms and provisions of that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 10, 1997, among Fairfield Communities, Inc., a Delaware corporation ("Fairfield"), Fairfield Ocean Ranch, Inc., a Florida corporation and a wholly owned subsidiary of Fairfield ("Merger Sub"), JL, James R. Lambert, Daniel Lambert and Ocean Ranch, Merger Sub will merge with and into Ocean Ranch, with Ocean Ranch as the surviving corporation (the "Merger") and, as a result of the Merger, Ocean Ranch will become a wholly owned subsidiary of Fairfield;

          WHEREAS, as a condition to the willingness of Fairfield and Merger Sub to consummate the transactions contemplated by the Merger Agreement, and in order to induce Fairfield and Merger Sub to consummate the transactions contemplated by the Merger Agreement, each of the Delegees is willing to assume and agree to pay, perform and discharge the Capital Contribution Loan; and

          WHEREAS, the execution and delivery by the Delegees of this Assumption Agreement is a condition precedent to the obligations of the parties to the Merger Agreement to consummate the transactions contemplated by the Merger Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

               1. Assumption.  Ocean Ranch hereby delegates to the Delegees, and
          RM, to the extent of 80% of all liabilities and obligations hereunder, and KS, to the extent of 20% of all liabilities and obligations hereunder, severally, hereby assume and agree to pay, perform or otherwise discharge in full the principal amount of $1,500,000, together with interest thereon at the rate of 6% per annum to the date of payment thereof, as and when the same shall become due and payable in accordance with the terms and provisions of the Capital Contribution Loan Documents, as modified hereby.

               2. Modification of Payment Terms. JL covenants and agrees with the Delegees and Ocean Ranch that, notwithstanding any contrary provision of the Capital Contribution Loan Documents, JL shall accept payment of the principal amount of $1,500,000 together with interest thereon at the rate of 6% per annum to the date of payment thereof, on or before June 30, 1998 in full payment and satisfaction of the Capital Contribution Loan.

               3. Consent and Acknowledgment. JL hereby represents and warrants that JL is the sole obligee of the Capital Contribution Loan and no other person or entity has any other rights under the Capital Contribution Loan. JL hereby acknowledges and consents to the delegation to the Delegees and the assumption by the Delegees of the Capital Contribution Loan. JL agrees to accept the assumption of the Capital Contribution Loan and the agreement by the Delegees to pay the Capital Contribution Loan as modified hereby in full substitution for Ocean Ranch under the Capital Contribution Loan Documents. JL further agrees that Ocean Ranch and its affiliates (other than the Delegees) shall have no further liability with respect to the Capital Contribution Loan.

               4. Further Assurances. The Delegees hereby covenant and agree with Ocean Ranch and JL to sign, seal, execute and deliver, or cause to be signed, sealed, executed and delivered, and to make or cause to be done or made, upon the reasonable request of Ocean Ranch or JL, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may reasonably be required by Ocean Ranch or JL for the purpose of, or in connection with, the assumption by the Delegees of the Capital Contribution Loan.

               5. Release. JL, for himself and his affiliates, legal representatives, heirs, successors and assigns, does hereby fully and forever release, relinquish, acquit and discharge Ocean Ranch, Fairfield, and Ocean Ranch Vacation Group, a Florida general partnership, and their successors and assigns, and their respective shareholders, directors, officers, partners, attorneys, employees, agents, representatives and assets, and all persons or entities in privity with them or any of them from all claims, debts, obligations, liabilities, liens and duties under the Capital Contribution Loan.

               6. Miscellaneous. This Assumption Agreement is made for and shall inure to the benefit of Ocean Ranch and its successors and assigns, and this Assumption Agreement shall be governed by, enforced in accordance with, and interpreted under the internal substantive laws of the State of Florida, without giving effect to the principles thereof relating to conflicts of law.




                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

               IN  WITNESS   WHEREOF,   the  parties  hereto  have  signed  this
          Assumption Agreement personally or by their respective officers thereunto duly authorized this 19th day of December, 1997.



                                              /s/James E. Lambert
                                             ---------------------------------
                                                 James E. Lambert



                                            OCEAN RANCH DEVELOPMENT, INC.

                                           By: /s/Daniel Lambert
                                             -------------------------------
                                          Name:   Daniel Lambert
                                              -------------------------------
                                         Title:  President
                                              -------------------------------

                                            /s/Ralph P. Muller
                                           ---------------------------------
                                              Ralph P. Muller


                                           /s/Alice Muller
                                           ---------------------------------
                                              Alice Muller



                                           /s/Kevin M. Sheehan
                                           ---------------------------------
                                              Kevin M. Sheehan

ACKNOWLEDGED AND AGREED
AS TO SECTION 5 OF
THIS ASSUMPTION AGREEMENT:
FAIRFIELD COMMUNITIES, INC.


  By:/s/ Robert W. Howeth
    ---------------------------
        Robert W. Howeth
Title:  Senior Vice President and
          Chief Financial Officer

OCEAN RANCH VACATION GROUP

By:   Ocean Ranch Development, Inc.,
      General Partner


By: /s/ Daniel Lambert
   --------------------------------
Name: Daniel Lambert
     ------------------------------
Title: President
     ------------------------------

                                Schedule 6.3(h)
                             OPINION OF COUNSEL FOR
                          SHAREHOLDERS AND OCEAN RANCH


     1. Ocean Ranch is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, has full power to own its properties and to the knowledge of counsel, to carry on the business currently being conducted by it, and to the knowledge of counsel, does not conduct business in any state other than Florida. To the knowledge of counsel, Ocean Ranch does not now own and has never owned any capital stock or any equity interest in any corporation, limited liability company, partnership or other entity except the Interest.

     2. The execution, delivery, and consummation of the Agreement has been duly authorized each of the Shareholders and Ocean Ranch and approved by all necessary action. The Agreement has been duly executed and delivered by each Shareholder and Ocean Ranch and constitutes the valid and binding agreement of each of them enforceable in accordance with its terms.

     3. To the knowledge of counsel, neither the execution of the Agreement nor the consummation of the transactions contemplated thereby will result in the breach of any term or provision of, or constitute a default under, or be in violation of any charter provision, bylaw, agreement, instrument, order, law or regulation to which any Shareholder, Ocean Ranch and/or the Partnership is a party or which is otherwise applicable.

     4. To the knowledge of counsel, there is not (i) any pending or threatened actions, suits, proceedings or investigations against or affecting Ocean Ranch or the Interest or (ii) any currently existing order, writ, injunction or decree to which Ocean Ranch is subject.

     5. To the knowledge of counsel, Ocean Ranch and the Partnership are and have at all times been, in compliance in all material respects with all applicable laws, rules and regulations and orders.

     6. To the knowledge of counsel, there is no fact or circumstance that would cause any representation or warranty, in whole or in part, of Shareholders and Ocean Ranch contained in the Agreement not to be true.

                             SCHEDULE 3.2(i)



                                 None

                            SCHEDULE 3.2(j)



                                None

                             SCHEDULE 3.2(k)



                                None

                            SCHEDULE 3.2(l)



                                None

                            SCHEDULE 3.2(r)



                                None

                            SCHEDULE 3.2(t)



                                None

                            SCHEDULE 6.1(c)



                                None

                            SCHEDULE 6.3(g)



                                 None

                           SCHEDULE 6.3(h)



                                None